UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12
FLOTEK INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

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Notice of Annual Meeting of Shareholders
To be Held Wednesday, June 7, 2023 at 10am.

Fellow Shareholders,
The 2023 Annual Meeting of Shareholders (the “Meeting”) of Flotek Industries, Inc. (“Flotek,” “we,” “our,” “us,” or the “Company”) will be held at 10:00 a.m., Central Time, on June 7, 2023 at the Company’s headquarters, located at 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064. At the Meeting, shareholders will be asked to consider and vote on the following matters:

1.The election of six directors to serve until the next annual meeting of shareholders;
2.An advisory vote to approve the compensation of the Company’s named executive officers;
3.Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2023;
4.Approval of the issuance of common stock underlying the pre-funded warrant held by ProFrac Holdings II, LLC;
5.Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan; and
6.Any other business which may be properly brought before the Meeting.

These items are more fully described in the following pages, which are made part of this notice. Shareholders of record at the close of business on April 11, 2023 are entitled to notice of and to vote at the Meeting or any adjournments, postponements or continuation thereof.
We are furnishing proxy materials to our shareholders over the Internet. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on how to access proxy materials and our 2022 Annual Report on Form 10-K (the “2022 Annual Report”), how to vote, and how to obtain a paper copy of the proxy materials on or about [__________], 2023. You will need the control number printed on your Notice, proxy card or voting instruction card in order to vote. A list of shareholders of record will be available during the Meeting for inspection by shareholders for any legally valid purpose relating to the Meeting.
Your vote is very important. We urge you to review the proxy materials and vote as soon as possible, whether or not you plan to attend the Meeting. This Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2022 Annual Report are available free of charge at the “Investor Relations” section of our website at www.flotekind.com/index.php/investor-relations.
On behalf of the Board and the executive team of the Company, I thank you for your support and participation.
By Order of the Board of Directors,

Bond Clement
Chief Financial Officer

[____________], 2023

Proxy Statement Summary

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this proxy statement (the “Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first released to shareholders and made available on the Internet on or about [_______], 2023.

Annual Meeting of Shareholders

When:        June 7, 2023 at 10:00 a.m., Central Time

Where:    The Company’s headquarters located at 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064

Who:        Shareholders of record at the close of business on April 11, 2023 will be eligible to vote.

What:         We are asking shareholders to vote on the following five items:

Item up for Vote	Board’s Voting Recommendation	Page Reference
Election of director candidates, to serve until the 2024 Annual Meeting of Shareholders (Item 1)	FOR EACH CANDIDATE	17
An advisory vote to approve the compensation of the Company’s named executive officers (Item 2)	FOR	26
Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2023 (Item 3)	FOR	42
Approval of the issuance of common stock underlying the pre-funded warrant held by ProFrac Holdings II, LLC (Item 4)	FOR	45
Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (Item 5)	FOR	48

Proxy Statement Summary
Board and Board Committees

There are currently six positions on our Board. Our Board is not classified, and all positions stand for election at each annual meeting of shareholders. Our current Board members are listed below. The standing committees for our Board are the Audit, Compensation, Corporate Governance & Nominating, and Risk & Sustainability Committees, designated by A, C, G and R in the chart below, respectively. Mr. Nierenberg serves as our Independent Chairman of the Board.

Name and Principal Occupation	Age	Independent	Director Since	Committee Membership
				A	C	G	R
Harsha V. Agadi	60		2020
Interim CEO of Flotek Industries, Inc.
Evan Farber	50		2022
General Counsel, Cranemere
Michael Fucci	64		2020
Chairman Emeritus, Deloitte,U.S. LLP (retired)
Lisa Mayr	55		2021
CFO, Internap Holdings LLC
David Nierenberg(1)	69		2018
President, Nierenberg Investment Management Company, Inc.
Matt D. Wilks Executive Chairman and President, ProFrac Holding Corp.	39		2022
1 Independent Chairman of the Board     Chair of Committee     Member of Committee

For additional information on our directors and their qualifications, please see the section entitled Director
Nominees beginning on page 18.

Proxy Statement Summary
Board Overview

Independence	Tenure

67% of our directors are independent	83% of our directors have a tenure of less than 5 years, with an average tenure of 2.5 years

Director Skills and Experience

Corporate Governance/Legal
6
Industry Experience
4
ESG
3
Finance/Accounting
5
M&A Strategy/Execution
4
Human Capital
3
Public Board Experience
6
Public C-Suite Experience
4
Technology & Innovation
4
Philanthropy Leadership
4
Gender/Ethnic Diversity
2
International Experience
3

Proxy Statement Summary
Cautionary Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are not historical facts, but instead represent the current assumptions and beliefs regarding future events of the Company, many of which, by their nature, are inherently uncertain and outside the Company’s control. The forward-looking statements contained in this Proxy Statement are based on information available as of the date of this Proxy Statement. The forward-looking statements relate to future industry trends and economic conditions, forecast performance or results of current and future initiatives and the outcome of contingencies and other uncertainties that may have a significant impact on the Company’s business, financial condition, future operating results and liquidity. These forward-looking statements generally are identified by words including but not limited to, “anticipate,” “believe,” “estimate,” “commit,” “budget,” “aim,” “potential,” “schedule,” “continue,” “intend,” “expect,” “plan,” “forecast,” “project” and similar expressions, or future-tense or conditional constructions such as “will,” “may,” “should,” “could” and “would,” or the negative thereof or other variations thereon or comparable terminology. The Company cautions that these statements are merely predictions and are not to be considered guarantees of future performance. Forward-looking statements are based upon current expectations and assumptions that are subject to risks and uncertainties that can cause actual results to differ materially from those projected, anticipated or implied. A detailed discussion of potential risks and uncertainties that could cause actual results and events to differ materially from forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A — “Risk Factors” of our 2022 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 22, 2023 (the “2022 Annual Report”) and periodically in subsequent reports filed with the SEC. The Company has no obligation, and we disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information or future events, except as required by law.

General Information About the Annual Meeting

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Solicitation of Proxies

We are providing this Proxy Statement in connection with the solicitation of proxies by our Board for use at the Meeting.

Date, Place and Time of Meeting

The Meeting will be held on June 7, 2023 at 10:00 a.m., Central Time. The Meeting will be held at the Company’s headquarters located at 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064.

Record Date

The record date for the Meeting is April 11, 2023. Shareholders of record at the close of business on April 11, 2023 will be entitled to vote at the Meeting. At of the close of business on April 11, 2023, we had 88,006,506 shares of common stock outstanding. Each share of common stock is entitled to one vote on each item. Shareholders may not cumulate votes.

Attending the Meeting

The Meeting will be held at the Company’s headquarters located at 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064. Please allow ample time for check-in by arriving at the Meeting fifteen minutes early. If a bank, brokerage firm or other nominee holds your shares, you should contact that organization for additional information.

Delivery of Proxy Materials – Notice-And-Access

We are making these proxy materials available to you on the Internet. On or about [ __ ], 2023, we will mail the Notice to our shareholders containing instructions on how to access the proxy materials at www.proxyvote.com and vote online. In addition, shareholders may request proxy materials to be sent to them by mail or email by contacting the Company at 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064, Attention: [ __ ] or [EMAIL ADDRESS].

Items of Business

There are five items scheduled to be voted on at the Meeting:

1.The election of six directors;
2.An advisory vote to approve the compensation of the Company’s named executive officers;

General Information About the Annual Meeting
3.Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2023;
4.Approval of the issuance of common stock underlying the pre-funded warrant held by ProFrac Holdings II, LLC; and
5.Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan.

Quorum and Voting Requirements

A quorum is required to conduct business at the Meeting. The holders of a majority of the Company’s issued and outstanding shares that are entitled to vote are required to be present, or represented by proxy, in order to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

Each of the six director nominees will be elected by a majority of the votes cast with respect to the nominee so long as the number of nominees for election equals the number of directors to be elected (an “Uncontested Election”). For the purpose of an Uncontested Election, a majority of votes cast means that the number of votes “for” a nominee’s election must exceed 50% of the votes cast “for” or “against” with respect to that nominee’s election, excluding abstentions. Broker non-votes will not count as votes cast with respect to that nominee’s election. If the number of nominees for director at a meeting of shareholders exceeds the number of directors to be elected at such meeting, directors shall be elected by a plurality of the votes cast at such meeting.

The proposal regarding the compensation of our named executive officers must receive an affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter at the Meeting. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will not be taken into account in determining the outcome of this proposal.

The proposal regarding the appointment of KPMG LLP as our independent auditor must receive an affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter at the Meeting. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will not be taken into account in determining the outcome of this proposal.

The proposal regarding the approval of the issuance of common stock underlying the pre-funded warrant held by ProFrac Holdings II, LLC must receive an affirmative vote of the holders of at least a majority of the outstanding shares, whether or not present in person or represented by proxy at the Meeting, other than any such shares held by ProFrac Holdings II, LLC and its affiliates. Abstentions and broker non-votes will have the same effect as a vote “against” this proposal.

The proposal regarding the approval of amendments to the Flotek Industries, Inc. 2018 Long-Term incentive Plan must receive an affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter at the Meeting. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will not be taken into account in determining the outcome of this proposal.

Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions. If you do not give instructions to your bank, brokerage firm or other

General Information About the Annual Meeting
agent, the bank, brokerage firm or other agent will nevertheless be entitled to vote your shares of common stock in its discretion on “routine matters” and may give or authorize the giving of a proxy to vote the shares of common stock in its discretion on such matters. Items 1, 2, 4 and 5 are considered “non-routine matters” and Item 3 is considered a “routine matter.”

The vote for Item 2, the “say on pay,” is non-binding, but the Board will consider the results of the vote in making future decisions.

Voting Procedures

Holders of our common stock may hold shares either beneficially through a broker or bank, or directly in their own name. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record of those shares. As a shareholder of record, you may vote directly at the Meeting in person, by proxy, by Internet at www.proxyvote.com, by telephone or by mail by following the instructions provided on the proxy card or on the Internet site. If a bank, brokerage firm or other nominee holds your shares, you should contact that organization for additional information.

Proxy Solicitation Costs

We will pay the cost of printing and mailing proxy materials, but we will not pay a fee to any of our officers or employees as compensation for soliciting proxies. In addition to the solicitation of proxies by mail, proxies may also be solicited by phone, email or personally.

Revoking your Proxy

If you are a shareholder of record, whether you give your proxy over the Internet, by telephone or by mail, you may revoke it at any time before it is exercised. You may enter a new vote by voting in person at the Meeting, electronically, by mail or by telephone so long as it is received prior to the Meeting. If you hold your shares beneficially, you must follow the instructions provided by your broker or nominee as to whether and how you may revoke your proxy. Attending the Meeting alone will not revoke your proxy.

Voting Results

We will announce preliminary voting results during the Meeting and report the final voting results within four business days of the Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other the Securities and Exchange Commission (“SEC”) filings at our website at https://www.flotekind.com/index.php/investor-relations/itemlist/category/92-sec-filings or at the SEC’s website at www.sec.gov. The information provided on those websites is for information purposes only and is not incorporated by reference in this Proxy Statement.

Corporate Governance

CORPORATE GOVERNANCE

We are committed to conducting our business in accordance with the highest level of ethical and corporate governance practices. From time to time, we review our governance practices and take actions to address changes related to regulatory requirements and best practices. Below is a description of some of the key matters related to our corporate governance practices.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to promote the healthy function of our Board and its committees, and to set forth a common set of expectations on Board performance. A copy of these guidelines is available on our website at www.flotekind.com. The information on our website is not a part of this Proxy Statement.

Code of Business Conduct and Ethics

We are committed to conducting our business legally and ethically and have adopted a Code of Business Conduct and Ethics that governs the behavior of our directors, officers and employees and sets forth standards for conflict of interest, compliance with laws, methods for reporting, and other corporate activities. A copy of our Code of Business Conduct and Ethics is available on our website at www.flotekind.com. The information on our website is not a part of this Proxy Statement.

Board Structure

The Board’s size and makeup is intended to facilitate meaningful discussion and allow for diverse perspectives. The balance of these perspectives on our Board is more important than any specific size target.

Our Board is currently comprised of six directors. The Board has determined, as of the record date that four of our six directors are independent, as defined by the New York Stock Exchange (the “NYSE”) and SEC (see “Director Independence” below).

In conjunction with the departure of our former Chairman, Chief Executive Officer and President John Gibson in January 2023, the Board unanimously approved the separation of the roles of Chairman of the Board and Chief Executive Officer.  In connection with that separation of roles, the Board determined that the Chairman of the Board role will only be filled by an independent, non-management director.

The duties of the Independent Chairman of the Board include serving as a liaison between the non-management directors and the Chief Executive Officer.  During January 2023, David Nierenberg was appointed as the Independent Chairman of the Board and Harsha Agadi was appointed interim Chief Executive Officer.  Because the Chairman of the Board is an independent, non-management director, the Board is not required to designate a Lead Director.

Corporate Governance
Our Board is not classified, which means that every director stands for election at every annual meeting of shareholders.

Director Nominations Process

The Board as a whole is responsible for selecting nominees for the Board. The Corporate Governance and Nominating Committee is responsible for screening and recommending candidates. The Corporate Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Corporate Governance and Nominating Committee's criteria for Board service will be considered for re-nomination by the Board but the Board is not obligated to do so. These criteria may include includes factors such as independence, age, integrity, skills, expertise, breadth of experience, knowledge about the Company's business or industry and willingness to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees. Diversity in personal background, race, gender, age and nationality, for the Board as a whole may be taken into account in considering individual candidates. As to new candidates, the Corporate Governance and Nominating Committee generally polls the Board members and members of management for their recommendations and will review candidates properly proposed by stockholders in accordance with the guidelines described below. The Corporate Governance and Nominating Committee may also review the composition and qualification of the boards of directors of the Company's competitors or other companies, and may seek input from industry experts or analysts. The Corporate Governance and Nominating Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the Corporate Governance and Nominating Committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Committee makes its recommendation to the Board. Recommendations received by stockholders in accordance with guidelines described below will be reviewed and are subject to the same criteria as are candidates selected by the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee may engage a third-party search firm to identify candidates in those situations where particular qualifications are required or where existing contacts are not sufficient to identify appropriate candidates.

Sections 14 and 15 of Article II of the Bylaws of the Company, entitled "Notice of Nominations for Election to the Board of Directors" and “Additional Requirements for Valid Nomination of Candidates to Serve as Director, and If Elected, to Be Seated as Directors”, respectively, set out a detailed procedure for stockholder proposed candidates and this procedure will be followed by the Company.

ProFrac Holdings Directors

Pursuant to that certain Master Transaction Agreement dated February 2, 2022, between the Company and ProFrac Holdings, LLC (“ProFrac Holdings”), ProFrac Holdings was granted the right to designate two designees to serve on the Board. Pursuant to this right, Mr. Wilks was nominated and elected to serve on the Board at the Company’s 2022 Annual Meeting of Shareholders. Pursuant to that certain Securities Purchase Agreement dated February 16, 2022 (the “SPA”), between the Company and ProFrac

Corporate Governance
Holdings, ProFrac Holdings was granted the right to designate two additional designees to serve on the Board. Pursuant to this right, Mr. Farber was appointed to the Board on October 11, 2022. The SPA provides that at least three of the four directors that may be appointed by ProFrac Holdings (the “ProFrac Holdings Directors”) are required to be independent (as defined under applicable NYSE listing standards) and eligible and qualified to serve on the Audit and Compensation Committees of the Board. (such eligibility determined in accordance with the rules and regulations of the SEC and the applicable NYSE listing standards).

In addition, the SPA further provides that until such time as ProFrac Holdings and its affiliates hold less than 40% of the shares of common stock outstanding as of the closing date of the SPA, the Board will (i) replace any vacancy created by the departure of a ProFrac Holdings Director with a nominee by ProFrac Holdings and (ii) ensure that the chairperson of the Corporate Governance and Nominating Committee is a ProFrac Holdings Director, subject to the rules and requirements of the NYSE. Any time that ProFrac Holdings and its affiliates hold (i) less than 40%, but at least 30%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) three directors, (ii) less than 30%, but at least 20%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) two directors, and (iii) less than 20%, but at least 10%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) one director. In the event that ProFrac Holdings and its affiliates hold less than 10% of the shares of common stock outstanding, ProFrac Holdings will not have the right to designate or replace due to vacancy any directors; provided, however, that if ProFrac Holdings holds less than 10%, but greater than 5%, of the shares of common stock outstanding, ProFrac Holdings may designate one individual to be an observer of the Board on usual and customary terms.

See “Corporate Governance – Certain Relationships and Related Party Transactions,” the table and related footnotes presented in “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors” and “Item 4: Approval of the Issuance of Common Stock Underlying the Pre-Funded Warrant held By Profrac Holdings II, LLC” for additional information.

Risk Management

The Board has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s operations, liquidity and associated risks. The Risk and Sustainability Committee is tasked with oversight of the general risk and sustainability programs of the Company. In addition, the Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation programs, the Audit Committee oversees the management of financial risks and SEC reporting, and the Corporate Governance and Nominating Committee manages risks associated with director independence and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed through committee reports.

Board Committees

Our Board currently has four standing committees, each of which has specific responsibilities as described below:

Corporate Governance

Audit Committee	Chair: Lisa Mayr
Members: Evan Farber, David Nierenberg
Meetings in 2022: 6
PRIMARY RESPONSIBILITIES
•Overseeing the Company’s financial reporting process and financial risk
•Discussing significant financial reporting issues and judgments with the Company’s management and independent auditors
•Appointing, overseeing, and determining payment for the Company’s independent registered public accounting firm
•Overseeing the Company’s internal audit function
•Preapproving all audit services and all permissible non-audit services provided by the Company’s independent registered public accounting firm
•Reviewing the Company’s financial statements included in its Form 10-K, Form 10-Q and other SEC filings
•Discussing earnings releases and guidance with Company management
•Overseeing the compliance program of the Company and the hotline for reporting concerns with the Company’s financial or other practices

Corporate Governance & Nominating Committee	Chair: Evan Farber
Members: Lisa Mayr, David Nierenberg
Meetings in 2022: 5
PRIMARY RESPONSIBILITIES
•Reviewing the structure, skills and experience of the Board
•Recommending candidates to the Board to fill vacancies as they occur
•Recommending a slate of nominees for election to the Board at the annual meeting
•Identifying qualified individuals to serve as potential Board members, including candidates recommended by shareholders
•Engaging and approving the fees for third-party director search firms
•Reviewing the composition of committees and giving the Board recommendations on rotations of chairpersons
•Overseeing, reviewing and recommending the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics
•Reviewing potential conflicts of interest and related party transactions
•Reviewing executive succession plans

Corporate Governance

Compensation Committee	Interim Chair: Michael Fucci
Members: Evan Farber, Lisa Mayr
Meetings in 2022: 8
PRIMARY RESPONSIBILITIES
•Reviewing and approving goals of the CEO and other executive officers
•Determining, in conjunction with senior management, a compensation strategy for the CEO and other executive officers, including base salary
•Awarding equity-based awards to the CEO, other executive officers and other employees of the Company
•Making recommendations to the Board on Board compensation
•Overseeing benefit programs applicable to all employees of the Company

Risk & Sustainability Committee	Chair: Michael Fucci
Members: David Nierenberg, Harsha Agadi
Meetings in 2022: 0
PRIMARY RESPONSIBILITIES
•Identification and assessment of risk in the organization by the executive management team;
•Oversight of strategic, financial, credit, market, liquidity, security, property, IT, legal, regulatory, and other risks of the Company, in conjunction with other committees of the Board where applicable;
•Oversight of the division of risk-related responsibilities between the Board, the standing committees of the Board, and management
•Approval of the Company’s risk management framework and reporting
•Approval of the Company’s sustainability plans

The charters adopted for the Audit, Compensation, Corporate Governance and Nominating, and Risk and Sustainability Committees are available on our website, www.flotekind.com. These charters describe each committee’s resources, responsibilities and authority in greater detail. The information on our website is not part of this Proxy Statement.

Director Independence

The NYSE, SEC and our Corporate Governance Guidelines require that a majority of our directors, and that all of the members of our Audit, Compensation and Corporate Governance and Nominating Committees, are independent, using the criteria established by the NYSE and the SEC. The Board makes a determination annually about the independence of each director. For 2023, the Board has determined that all nominees other than Mr. Wilks and Interim CEO, Mr. Agadi, are independent using the criteria established by the NYSE and the SEC.

Meetings and Director Attendance

During 2022, the Board met sixteen times, the Audit Committee met six times, the Compensation Committee met eight times, and the Corporate Governance and Nominating Committee met five times. All directors attended at least 75% of the Board meetings and the meetings of committees of which they

Corporate Governance
were a member. The Company does not have a formal policy requiring members of the Board to attend the annual meeting. Six members of the Board attended last year’s annual meeting.

Board Observer

In December 2020, the Company added Brian Miller as a non-voting board observer. Mr. Miller is the President of North Sound Management, Inc., the general partner of one of the Company’s largest shareholders. Mr. Miller is entitled to attend the Company’s board meetings and receive board materials, subject to certain limitations relating to, among other things, confidentiality, fiduciary requirements, attorney-client privilege and applicable legal requirements. The Company believes that this has enhanced shareholder communication and provided better corporate governance. For a full description of the board observer arrangement, please see the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2020.

Certain Relationships and Related Party Transactions

Flotek generally does not engage in transactions or relationships involving a related person which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC unless approved through the proper procedures. Any such transaction requires the approval of the Corporate Governance and Nominating Committee. No director may participate in the review or voting of any transaction in which he or she is a related party.

On February 2, 2022, Flotek entered into a Private Investment in Public Equity transaction (the “PIPE Transaction”) with a consortium of investors to secure growth capital for the Company. Pursuant to the PIPE Transaction, Flotek issued $21.2 million in aggregate initial principal amount of 10% convertible PIK notes (the “Convertible Notes”) for net cash proceeds of approximately $20.1 million. The Convertible Notes accrue paid-in-kind interest at a rate of 10% per annum, have a maturity of one year, and are converted into common stock of Flotek or pre-funded warrants to purchase common stock of Flotek, (a) at the holder's option at any time prior to maturity, at a price of $1.088125 per share, (b) at Flotek's option, if the volume-weighted average trading price of Flotek's common stock equals or exceeds $2.50 for 20 trading days during a 30 consecutive trading day period, or (c) at maturity, at a price of $0.8705. ProFrac Holdings and certain funds associated with David Nierenberg, the Company’s Independent Chairman, participated in the PIPE transaction and were issued $10 million and $3 million, respectively, in aggregate initial principal amount of Convertible Notes in exchange for cash. The PIPE transaction and the participation by the funds related to Mr. Nierenberg were reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Nierenberg was not present and did not take part.

On February 2, 2022, the Company entered into a long-term supply agreement with ProFrac Services, LLC (the “Initial ProFrac Agreement”), a subsidiary of ProFrac Holdings II, LLC, in exchange for $10 million in aggregate principal amount of Convertible Notes, under the same terms as the Convertible Notes issued in the PIPE Transaction described above, including the paid-in-kind interest at a rate of 10% per annum and conversion features.

On May 17, 2022, the Company entered into an amendment to the Initial ProFrac Agreement (the “Amended ProFrac Agreement” and collectively the “ProFrac Agreement”) upon issuance of $50 million in

Corporate Governance
aggregate principal amount of Convertible Notes to ProFrac Holdings LLC. The Convertible Notes the same terms as the Convertible Notes issued in the PIPE Transaction described above, including the paid-in-kind interest at a rate of 10% per annum and conversion features.

On June 21, 2022, ProFrac Holdings II, LLC paid $19.5 million for prefunded warrants of the Company (the “PreFunded Warrants”). Subject to (i) the Company obtaining the approval of such issuance from the holders of a majority of the issued and outstanding shares of the Company’s common stock, other than any such shares held by ProFrac Holdings II, LLC or any of its affiliates (as contemplated by “Item 4: Approval of the Issuance of Common Stock Underlying the Pre-Funded Warrant Held by Profrac Holdings II, LLC” of this Proxy Statement) and (ii) ProFrac Holdings II, LLC paying an additional $4.5 million, to the Company, the Prefunded Warrants permit ProFrac Holdings II, LLC to purchase 13,104,839 shares of the Company’s common stock at an exercise price equal to $0.0001 per share.
The issuance of the PreFunded Warrants to ProFrac Holdings II, LLC was reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Wilks was not present and did not take part.
During the years ended December 31, 2022 and 2021, the Company’s revenues from ProFrac Services LLC were $80.4 million and zero, respectively. Cost of sales attributable to these revenues were $84.5 million and zero, respectively, for the years ended December 31, 2022 and 2021. As of December 31, 2022 and 2021 our accounts receivable from ProFrac Services, LLC was $22.7 million and zero, respectively.

See “Corporate Governance – ProFrac Directors,” the table and related footnotes presented in “Security
Ownership of Certain Beneficial Owners, Executive Officers and Directors” and “Item 4: Approval of the
Issuance of Common Stock Underlying the Pre-Funded Warrant Held By Profrac Holdings II, LLC” for
additional information.
Ted D. Brown was a director of the Company beginning in November of 2013 and is the President and CEO of Confluence Resources LP (“Confluence”), a private oil and gas exploration and production company. As of April 15, 2022, Mr. Brown stepped down from being a director of the Company and Confluence ceased being considered a related party. The Company’s revenues and related cost of sales for product sales to Confluence were $1.4 million and $1.4 million, respectively, through April 15, 2022. The accounts receivable balance from Confluence as at December 31, 2021 was $1.3 million. The Company’s revenues and related cost of sales from chemical sales to Confluence for the year ended December 31, 2021 were $3.6 million and $3.4 million, respectively.

Communication with the Board

Shareholders and other persons who wish to communicate with the Board, or with any individual director, may do so by calling Lighthouse Services Inc., a third-party call center, at (800) 785-1003, or by correspondence addressed to the Board, or to an individual director, at our principal executive offices located at 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064. These communications are sent directly to the appropriate Board member.

Stock Ownership Guidelines

Corporate Governance
Our directors and executive officers are subject to certain stock ownership guidelines. Directors are required to own stock equal to at least 5x the current annual retainer. Executive officers are required to own stock equal to at least 6x base salary in the case of the Chief Executive Officer, and 2x base salary in the case of all other executive officers. Each director or executive officer has five years from the date he or she was appointed to achieve the appropriate stock ownership ratio. Directors or executive officers that do not meet the prescribed ratio must retain at least 25% of the net shares from the exercise of options or vesting of shares until they meet the applicable ratio.

As of December 31, 2022, all directors and executive officers were in compliance with stock ownership guidelines.

Insider Trading Policy; Anti-Hedging and Pledging

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Directors, officers and employees are prohibited by our Insider Trading Policy from hedging transactions related to our securities. This includes prohibitions on short-selling, options (other than those granted as compensation), puts or calls, swaps, collars, forwards, futures and other similar derivative transactions. Directors, officers and employees are also prohibited from pledging our securities or engaging in margin transactions related to our securities.

None of the Company’s current executive officers or directors have pledged or hedged any common stock of the Company.

Item 1: Election of Directors
ITEM 1:     ELECTION OF DIRECTORS

Our Board is not divided into classes, so all director positions are up for election every year. The Board has nominated the following candidates for director:

Name	Board Member Since	Primary Occupation	Age
Harsha V. Agadi	2020	Interim CEO of Flotek Industries, Inc.	60
Evan Farber	2022	General Counsel Cranemere	50
Michael Fucci	2020	Chairman Emeritus, Deloitte U.S. LLP	64
Lisa Mayr	2021	Chief Financial Officer, Internap Holdings LLC	55
David Nierenberg	2018	President, Nierenberg Investment Management Company Inc.	69
Matt D. Wilks	2022	Executive Chairman and President, ProFrac Holding Corp.	39

In recommending this slate of candidates, the Board and the Corporate Governance and Nominating Committee has taken into account the nominees’ experience, their expertise, their ethics and standards, and the diversity of views that this slate of candidates represents. A description of the candidates’ individual qualifications is below.

Each nominee has indicated approval of his or her nomination, and his or her willingness to serve if elected. If any nominee for election becomes unable to serve before the Meeting (which we do not expect), the persons named as proxies may vote for a substitute nominee or nominees, as may be designated by the Board prior to the Meeting.

Vote Required

Each of the six director nominees in this Item 1 will be elected by a majority of the votes cast with respect to the nominee so long as the number of nominees for election equals the number of directors to be elected. A majority of votes cast means that the number of votes “for” a nominee’s election must exceed 50% of the votes cast “for” or “against” with respect to that nominee’s election, excluding abstentions. Broker non-votes will not count as votes cast with respect to that nominee’s election.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN ITEM 1.

Item 1: Election of Directors
DIRECTOR NOMINEES

Six of the nominees for directors are incumbents that are up for reelection. Highlights of their background and service on our board to date are described below:

Harsha V. Agadi	Age: 60
Director Since 2020

EXPERIENCE
•Interim CEO of Flotek Industries, Inc.*
•Chairman and CEO of GHS Holdings, LLC*
•Board member and former President and CEO of Crawford & Company (NYSE: CRDA)*
•Board member of Diversified Foodservice Supply, Inc.
•Chairman of Quiznos, LLC
•Chairman, The Krystal Company
•Chairman and CEO of Friendly’s Ice Cream, LLC
•President and CEO of Church’s Chicken

PHILANTHROPY & PUBLIC SERVICE
•Chairman and Managing Trustee, GHS Charitable Foundation, Inc.*
•Chairman and Managing Trustee SKSVMA Charitable Trust*
•Board Member Emeritus of Fuqua School of Business, Duke University*

EDUCATION
•Master of Business Administration, Fuqua School of Business at Duke University
•Bachelor of Commerce, University of Mumbai

BOARD ROLES
•Former Chairman of the Compensation Committee from 2020 to 2023
•Former member of the Audit Committee from 2021 to 2023
•Member of the Risk and Sustainability Committee since 2021
•Former Independent Director
•Former Audit Committee Financial Expert

The Board believes that Mr. Agadi’s experience as an executive, board member and in the consumer products sector make him a valuable member of the Board.
*Current Role

Evan Farber	Age: 50
Director Since 2022

EXPERIENCE
•General Counsel Cranemere*
•Chief Legal Officer of The Advisory Board Company
•Partner at Hogan & Hartson LLP (now Hogan Lovells US LLP)

PHILANTHROPY & PUBLIC SERVICE
•Emeritus Board of the Children’s Law Center*
•Board of Trustees of Concord Hill School

EDUCATION
•Bachelor of Arts from State University of New York at Binghamton
•J.D – The George Washington University Law School
BOARD ROLES
•Chair of the Corporate Governance and Nominating Committee since 2022
•Audit Committee since 2022
•Independent Director since 2022

The Board believes that Mr. Farber’s extensive experience as an executive, including at a public company, make him a valuable member of the Board.
*Current Role

Item 1: Election of Directors

Michael Fucci	Age: 64
Director Since 2020

EXPERIENCE
•Director, Acadia Healthcare (NASDAQ: ACHC)*
•Executive Chairman/Chairman Emeritus of Deloitte U.S. LLP
•Member of the Global Board of Deloitte
•Chief Operating Officer of Deloitte Consulting

PHILANTHROPY & PUBLIC SERVICE
•Supporter of Montclair State University Business School*
•Involved in various community educational initiatives*

EDUCATION
•Bachelor of Science in Mathematics, Montclair State University

BOARD ROLES
•Chairman of the Risk and Sustainability Committee since 2021
•Member of the Compensation Committee since 2021; Interim Chairman since 2023
•Independent Director

The Board believes that Mr. Fucci’s extensive experience as an executive, board member and in the human capital and accounting sectors make him a valuable member of the Board.
*Current Role

Lisa Mayr	Age: 55
Director Since 2021

EXPERIENCE
•Chief Financial Officer, Internap Holding LLC*
•Chief Financial Officer, MicroStrategy Incorporated (NASDAQ: MSTR)
•Chief Financial Officer, EverFi
•Chief Financial Officer, Blackboard
•Board Observer and Member of the Audit Committee, WorldStrides
•Certified Public Accountant

PHILANTHROPY & PUBLIC SERVICE
•Advisory Council Member, STEM for Her

EDUCATION
•MBA, Georgetown University
•Bachelor of Arts in International Studies and Economics, American University

BOARD ROLES
•Member of the Audit Committee since 2021; Chairman since 2023
•Member of the Corporate Governance and Nominating Committee since 2021
•Member of the Compensation Committee since 2023
•Independent Director
•Audit Committee Financial Expert

The Board believes that Ms. Mayr’s extensive financial expertise and her experience as a board member and an executive make her a valuable member of the Board.
*Current Role

Item 1: Election of Directors

David Nierenberg	Age: 69
Director Since 2018

EXPERIENCE
•Founder and President, Nierenberg Investment Management Company*
•Director of Riverview Bancorp (NASDAQ: RVSB)
•Director of Houston Wire and Cable Company (NASDAQ: HWCC)*
•Director of Rosetta Stone (NYSE: RST)
•Partner, Bain & Company Inc.
•Chair for the Advisory Board of the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia Law School*
•Chair of the Research Advisory Council of Glass, Lewis & Co.*
•Member of the Washington State Investment Board*

PHILANTHROPY & PUBLIC SERVICE
•Member of the board of The National WWII Museum*
•Member of the board of STAND for Children*
•Member of the board of Peace Health Southwest Washington Medical Center Foundation*

EDUCATION
•Juris Doctorate, Yale Law School
•Bachelor of Arts in History, summa cum laude, Yale University

BOARD ROLES
•Lead Independent Director from 2020 to 2023
•Chairman of the Board for 2019 and 2023
•Member of the Audit Committee since 2020; Chairman from 2020 to 2023
•Member of the Corporate Governance and Nominating Committee since 2018
•Member of the Risk and Sustainability Committee since 2021
•Independent Director
•Audit Committee Financial Expert

The Board believes that Mr. Nierenberg’s extensive experience on public company boards and his corporate governance experience make him a valuable member of the Board.
*Current Role

Item 1: Election of Directors

Matt D. Wilks	Age: 39
Director Since 2022

Matt D. Wilks has served as the Executive Chairman of the Board of Directors for ProFrac Holding Corp. since August 2021. Mr. Wilks has been the President of ProFrac since 2018 and previously served as the Chief Financial Officer from May 2017 to August 2021. Mr. Wilks also serves as Vice President of Investments for Wilks Brothers since January 2012. From 2010 to 2012, Mr. Wilks served as Vice President of Logistics for FTSI.

Additionally, Mr. Wilks served as a member of the Board of Directors of Approach Resources, Inc., an upstream oil and gas company focused on the exploration, development and production of unconventional oil and gas resources in the United States.

The Board believes that Mr. Wilks’ connection to ProFrac Services, LLC and his extensive executive experience in the oil and gas services space make him a valuable addition to the Board.

The above biographical and other information for the six director nominees is current as of April 13, 2023.

The Board is committed to ensuring that the composition of the Board reflects the appropriate level of diverse viewpoints, taking into account gender, race, ethnicity, experience and background.

Item 1: Election of Directors
DIRECTOR COMPENSATION
Board members receive an annual retainer of $52,000 and additional retainers for serving as a chair or member of a Board committee. Directors may elect to receive their annual retainer in stock of the Company in lieu of cash. The Audit Committee chair receives an annual retainer of $32,000, and Audit Committee members receive an annual retainer of $8,000. The Compensation Committee chair receives an annual retainer of $20,000 and Compensation Committee members receive an annual retainer of $8,000. The Corporate Governance and Nominating Committee chair receives an annual retainer of $16,000 and Corporate Governance and Nominating Committee members receive an annual retainer of $4,000. The former Lead Independent Director received an annual retainer of $24,000. The Independent Chairman receives an annual retainer of $24,000.
The members of the Board also receive an annual grant of restricted stock equal to a market value of $100,000. The restricted stock vests on the one-year anniversary of the grant or on the date of the annual meeting of shareholders following the grant, whichever is earlier. Directors do not receive fees for attending Board or committee meetings.
Mr. Wilks does not receive any compensation for being a member of the board.
Beginning in 2021, directors were permitted to receive the cash portion of their compensation in common stock of the Company. Mr. Agadi and Mr. Nierenberg elected to receive the cash portion of their compensation in common stock of the Company.
The following table provides the 2022 compensation of the non-employee directors:

Name	Fees earned or paid in cash	Stock awards(5)(6)	Non-equity incentive plan compensation	All other compensation	Total
Evan R. Farber(1)	$16,000	$ 66,097	$ —	$ —	$82,097
Harsha V. Agadi	$6,667	$187,999	$ —	$ —	$194,666
Michael Fucci	$75,000	$62,264	$ —	$ —	$137,264
Matt Wilks(2)	$ —	$ —	$ —	$ —	$ —
Lisa Mayr	$83,333	$62,264	$ —	$ —	$145,597
David Nierenberg	$8,333	$136,981	$ —	$ —	$145,314
Ted D. Brown(3)	$ —	$ —	$ —	$ —	$ —
Paul W. Hobby(4)	$ —	$ —	$ —	$ —	$ —

(1)Mr. Farber was elected as a director on October 11, 2022.
(2)Mr. Wilks was elected as a director on June 9, 2022.
(3)Mr. Brown ceased being a director on June 9, 2022.
(4)Mr. Hobby ceased being a director on June 9, 2022.
(5)These amounts reflect the aggregate grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (ASC 718), of awards pursuant to the Flotek Industries, Inc. 2019 Non-Employee Director Incentive Plan.]. Assumptions used in the calculation of these amounts are included in “Note 15 — Stock-Based Compensation and Other Benefit Plans” to our audited financial statements, included in our 2022 Annual Report on Form 10-k filed with the SEC on March 23, 2023. Awards were not vested as of December 31, 2022, and vest on the one-year anniversary of the grant, or on the date of the annual meeting of shareholders following the grant, whichever is earlier.
(6)As of December 31, 2022, Mr. Farber had 56,980 stock awards outstanding, Mr. Agadi had 148,760 stock awards outstanding, Mr. Fucci has 82,645 stock awards outstanding, Ms. Mayr has 82,645 awards outstanding and Mr. Nierenberg had 165,289 stock awards outstanding.

Item 1: Election of Directors
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, EXECUTIVE OFFICERS AND DIRECTORS
The following table provides the beneficial ownership of Common Stock as of March 21, 2023 for (i) each named executive officer set forth in the Summary Compensation Table below, (ii) each of the Company’s directors (including each nominee), (iii) all of the Company’s current executive officers and directors as a group, and (iv) each person known by the Company to be a beneficial owner of more than 5% of our outstanding Common Stock based solely on our review of the statement of beneficial ownership filed by these persons or entities with the SEC as of the date of such filing.

Name	Shares Beneficially Owned(1)	Percent of Class(2)
Executive Officers and Directors
John W. Gibson, Jr.(3)	529,021.0	0.6%
Ryan Ezell	506,996.0	*
Michael E. Borton(4)	403,979.0	*
James Silas(5)	412,076.0	*
Harsha V. Agadi	419,939.0	*
Michael Fucci	144,308.0	*
Lisa Mayr	129,815.0	*
David Nierenberg(6)	7,968,241.0	9.04%
Evan R. Farber	56,980.0	*
Matt Wilks(8)	—	*
All executive officers and directors as a group (8 persons)	9,574,213.0	10.86%
5% Beneficial Owners
North Sound Trading, L.P.(7)	5,573,036	6.32%
David Nierenberg(6)	7,968,241	9.04%
ProFrac Holdings, LLC	88,904,715 (8)(10)	50.64% (9)(10)

* Less than 1%.
(1) Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of common stock which are beneficially owned by them. None of the current executive officers or directors have pledged shares.
(2) Based on 88,170,936 shares of common stock outstanding as of March 21, 2023.
(3) Mr. Gibson’s employment with the Company ended on January 19, 2023.
(4) Mr. Borton’s employment with the Company ended on May 17, 2022.
(5) Mr. Silas’ employment with the Company ended on February 16, 2023.
(6) Information based upon Form 4 filed with the SEC on January 24, 2023 by David Nierenberg. Includes shares of common stock beneficially owned by The D3 Family Fund, LP (2,647,383), The D3 Family Bulldog Fund, LP (4,894,730), and Haredale Ltd. (247,660), and 178,648 shares held by Mr. Nierenberg directly. Mr. Nierenberg is the sole owner of Nierenberg Investment Management Company, Inc. Nierenberg Investment Management Company, Inc. is the investment manager with respect to the shares held by each of The D3 Family Fund, LP, The D3 Family Bulldog Fund, LP, and Haredale Ltd. Each of The D3 Family Fund, LP, The D3 Family Bulldog Fund, LP, Haredale Ltd., Nierenberg Investment Management Company, Inc. Mr. Nierenberg has

Item 1: Election of Directors
disclaimed ownership of these securities except to the extent of its pecuniary interest therein. The address of the foregoing is 19605 NE 8th St., Camas, Washington 98607.
(7) Information based upon the Schedule 13D/A filed with the SEC on December 28, 2022 by North Sound Management, Inc., Brian Miller, and North Sound Trading, LP. Each of Brian Miller, North Sound Management, Inc., and North Sound Trading, L.P. have has sole voting and dispositive power with respect to the shares. The address of North Sound Trading, L.P. is Edward E. Murphy, c/o North Sound Management, Inc, 115 East Putnam Avenue, Greenwich, Connecticut 06830. In the event of conversion, North Sound Trading, L.P. is limited to no more than 9.99% voting percentage by contract.
(8) Information based upon the Schedule 13D/A filed with the SEC on March 2, 2023 by ProFrac Holding Corp. (“Pubco”), ProFrac Holdings, LLC (“ProFrac Holdings”), and ProFrac Holdings II, LLC (“ProFrac Holdings II”). Consists of (i) 48,933,315 shares of common stock issuable to ProFrac Holdings upon conversion of the $53,245,563 in aggregate principal amount and PIK Interest thereunder as of December 31, 2022 of the Convertible Notes, (ii) 13,104,839 shares of common stock issuable to ProFrac Holdings II upon exercise of the prefunded warrants issued to ProFrac Holdings II on June 21, 2022 (the “June 2022 Prefunded Warrants”), subject to (a) the Company obtaining the approval of such issuance from the holders of a majority of the issued and outstanding shares of common stock, other than any such shares held by ProFrac Holdings II or any of its affiliates (as contemplated by “Item 4: Approval of the Issuance of Common Stock Underlying the Pre-Funded Warrant Held by Profrac Holdings II, LLC” of this Proxy Statement) and (b) ProFrac Holdings II paying an additional $4.5 million to the Company; provided, however, that ProFrac Holdings II may exercise the June 2022 Prefunded Warrants immediately prior to the sale of the shares of common stock subject to such exercise to a non-affiliate of ProFrac Holdings II, (iii) 25,366,561 shares of common stock issuable to ProFrac Holdings II upon exercise of the prefunded warrants issued to ProFrac Holdings II on February 2, 2023 (the “February 2023 Prefunded Warrants”), provided that the number of shares of common stock that may be acquired by ProFrac Holdings II upon any exercise of the February 2023 Prefunded Warrants will be limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by ProFrac Holdings II and its affiliates does not exceed 19.99% of the total number of then issued and outstanding shares of common stock, and (iv) 1,500,000 shares of common stock directly owned by ProFrac Holdings II. Each of Pubco, ProFrac Holdings and ProFrac Holdings II has shared voting and dispositive power with respect to the shares. PubCo is the sole managing member of ProFrac Holdings. ProFrac Holdings is the sole member of ProFrac Holdings II. As a result, each of PubCo and ProFrac Holdings may be deemed to have shared voting and dispositive power over, and to share beneficial ownership of, the securities owned by each of ProFrac Holdings and ProFrac Holdings II. The address of the foregoing is 333 Shops Blvd., Suite 301, Willow Park, Texas 76087. Matt D. Wilks is the Executive Chairman of Pubco.
(9) Percent is calculated based on (i) 88,170,936 shares of common stock outstanding as of March 21, 2023, plus (ii) 48,933,315 shares of common stock issuable to ProFrac Holdings upon conversion of $53,245,563 in aggregate principal amount and PIK Interest thereunder as of December 31, 2022 of the Convertible Notes, based upon conversion of the Convertible Notes at a price of $1.088125 per share (the “Conversion Price”), and not including the conversion of any subsequent accrued but unpaid interest thereon, plus (iii) 13,104,839 shares of common stock issuable to ProFrac Holdings II upon exercise of the June 2022 Prefunded Warrants, subject to (a) the Company obtaining the approval of such issuance from the holders of a majority of the issued and outstanding shares of common stock, other than any such shares held by ProFrac Holdings II or any of its affiliates (as contemplated by “Item 4: Approval of the Issuance of Common Stock Underlying the Pre-Funded Warrant Held by Profrac Holdings II, LLC” of this Proxy Statement) and (b) ProFrac Holdings II paying an additional $4.5 million to the Company; provided, however, that ProFrac Holdings II may exercise the June 2022 Prefunded Warrants immediately prior to the sale of the shares of common stock subject to such exercise to a non-affiliate of ProFrac Holdings II, plus (iv) 25,366,561 shares of common stock issuable to ProFrac Holdings II upon exercise of the February 2023 Prefunded Warrants, provided that the number of shares of common stock that may be acquired by ProFrac Holdings II upon any exercise of the February 2023 Prefunded Warrants shall be limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by ProFrac Holdings II and its affiliates does not exceed 19.99% of the total number of then issued and outstanding shares of common stock. The number The Convertible Notes would be mandatorily converted and payable in shares of Common Stock at the lesser of the Conversion Price and $0.8705 per share (except in limited circumstances where cash settlement would occur).
(10) The Convertible Notes described in footnotes (8) and (9) above are mandatorily converted and payable in shares of common stock at the lesser of the Conversion Price and $0.8705 per share (except in limited circumstances where cash settlement would occur) on the maturity date of May 17, 2023 (the “Maturity Date”). Assuming that the aggregate principal amount (including PIK interest) outstanding of the Convertible Notes is approximately $55,191,000 at the Maturity Date and that the Convertible Notes are mandatorily converted and payable in shares of common stock at $0.8705 per share at the Maturity Date, the number of shares of common stock beneficially owned by ProFrac Holdings, LLC and the percentage ownership would be increased to approximately 103,373,000 shares and 54.5%, respectively.

Item 1: Election of Directors
Change of Control
As discussed under “Corporate Governance – ProFrac Directors,” “Corporate Governance – Certain Relationships and Related Party Transactions,” “Item 4: Approval of the Issuance of Common Stock Underlying the Pre-Funded Warrant Held By Profrac Holdings II, LLC” and footnotes 8 , 9 and 10 to the table above, since February 2, 2022, ProFrac Holdings and ProFrac Holdings II have acquired Convertible Notes, the June 2022 Prefunded Warrants, the February 2023 Prefunded Warrants and shares of the Company’s common stock. In addition, ProFrac Holdings has the right to designate up to four of the directors on the Company’s Board of Directors. As a result of these transactions, a change of control of the Company may have occurred. The number of shares of the Company’s common stock beneficially owned by ProFrac Holdings and its affiliates and their percentage ownership of the Company’s common stock is reflected in the table and associated footnotes above.

Item 2: Advisory Vote on Executive Compensation

ITEM 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. We must provide this opportunity to our shareholders at least once every three years. The Board has determined to provide this opportunity on an annual basis.
The Board is asking our shareholders to approve the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
In view of the foregoing, our shareholders will vote on the following resolution at the Meeting: “RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Proxy Statement for the 2023 Annual Shareholders Meeting in accordance with the Securities and Exchange Commission’s compensation disclosure rules.”
Vote Required
Approval of Item 2 requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter at the Meeting. Abstentions will have the same effect as a vote “against” this item, and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Item 2: Advisory Vote on Executive Compensation
Compensation Overview and Strategy

Executive Officer Transition

We have undergone significant changes in our management team during the last twelve months. During May 2022, former Chief Financial Officer Michael E. Borton departed the Company. In January 2023, former Chairman, Chief Executive Officer and President John Gibson and former Senior Vice President - Research and Innovation James Silas ended their employment with the Company. All three departures were considered terminations without cause pursuant to their respective employment agreements with the Company.

In December 2022, Bond Clement was named as the Company’s Chief Financial Officer. In January 2023, Director Harsha Agadi was appointed interim Chief Executive Officer, and former Chief Operating Officer Ryan Ezell was promoted to President. The Board of Directors is currently conducting a search for the Company’s next Chief Executive Officer.

Named Executive Officer Compensation

Our executive compensation program is designed to ensure that we are successful in attracting and retaining talented and experienced executive officers, motivate and reward both individual and team efforts, enhance accountability of the executive officers to the Board, and align incentives of our executive officers with our shareholders’ interests.
Our Compensation Committee is responsible for establishing, implementing and monitoring our compensation program. Each year the Compensation Committee evaluates the design of executive compensation within the context of Company performance, strategic priorities and market expectations. Through this process, it determines the appropriate mix of cash and non-cash compensation and short- and long-term incentive compensation for our executive officers in order to reward near-term performance and to encourage commitment to our long-range goals. The Compensation Committee may form and delegate authority to subcommittees as appropriate. Historically, the Compensation Committee has considered input from the CEO regarding the compensation program for the non-CEO executive officers. However, the Compensation Committee makes the final determination of all elements of named executive officer compensation. Our CEO makes no recommendations regarding his own compensation.
Historically, Flotek has placed a strong emphasis on both short-term and multi-year performance, with substantial weighting of total compensation based upon variable compensation. Performance-based metrics include achievement of short- and long-term Company goals. As it relates to the Company’s performance, during 2022 we successfully accomplished the following:
•Executed a long-term supply agreement with ProFrac Services, LLC contributing to a 215% growth in revenues versus 2021;
•Issued approximately $38 million in convertible notes and warrants and sold certain non-core assets to provide liquidity to execute our business plan and;
•Maintained an outstanding safety record in conjunction with significant operational growth.

Item 2: Advisory Vote on Executive Compensation
After considering these accomplishments, in conjunction with assessing the Company’s liquidity, no payments were approved under the 2022 short-term incentive program. In addition, during 2022 limited awards were made under our long-term incentive program. Please refer to the discussion regarding 2022 executive officer compensation for further details.
In the future we would expect our compensation program to return to the more traditional elements highlighted below:

Compensation Element	Objective	Key Features
Base Salary	Provides regular income, reflecting scope of responsibilities, job characteristics, leadership skills and experience.	Reviewed annually based on individual performance. While base salary is not performance-based, annual increases are not guaranteed.
Short-Term Incentives	Rewards contributions to achievement of annual targets and individual performance, with a focus on key financial indicators.	Compensation Committee determines performance measures to align incentives with short-term goals.
Long-Term Incentives	Correlates pay with shareholder value and aligns executives with value increases; helps to retain executives in the competitive energy market.	Gives incentive for performance over long period, with a combination of staggered vesting and cliff vesting over three years.
Named executive officers are eligible to participate in our employee benefit plans, including medical, dental, and vision care programs, Company-paid accidental death, dismemberment, and life insurance, and our 401(k) plan, on the same basis as other employees. We have historically matched 401(k) contributions at certain percentage levels.

Executive officers are not permitted to participate in our employee stock purchase plan.
Independent Compensation Consultant

The Compensation Committee periodically utilizes the services of compensation consultants related to matters of executive compensation. In 2022, Pay Governance provided market pay analyses and initial annual and long-term incentive design concepts to the Compensation Committee.  Pay Governance also provided guidance on matters related to the CEO’s contract and compensation. In compliance with SEC rules, the Compensation Committee has assessed the independence of Pay Governance and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee. Pay Governance periodically provides certain administrative services, the value of which is less than $120,000.

Executive Officers

The following are the biographies of each of our current executive officers as of April 9, 2023. To find the biography of Harsha Agadi, please see “Director Nominees” above:

Item 2: Advisory Vote on Executive Compensation

Bond Clement	Chief Financial Officer
Age: 51

EXPERIENCE & QUALIFICATIONS
•Executive Vice President and Chief Financial Officer at PetroQuest Energy from 2009 to 2021
•Chief Financial Officer of Donovan Marine, Inc. from 2021 to December 2022
•CPA (inactive)
EDUCATION •Bachelor of Science in Accounting, Cum Laude, Louisiana State University COMPANY ROLES •Chief Financial Officer since December 2022

Dr. Ryan Ezell	President
Age: 44
EXPERIENCE & QUALIFICATIONS •Vice President, Baroid Drilling Fluids, Halliburton from May 2006 to July 2019 •Published scientist •Author on more than 26 patents
EDUCATION
•Ph. D. in Polymer Science, University of Southern Mississippi
•Bachelor of Science in Chemistry, Millsaps College

COMPANY ROLES
•President of the Company since January 2023
•Chief Operating Officer since March 2022
•President, Chemistry Technologies since August 2020
•Senior Vice President, Operations from March 2020 to August 2020
•Vice President, Operations from August 2019 to March 2020

Item 2: Advisory Vote on Executive Compensation

2022 Executive Officer Compensation

Named Executive Officers
Our named executive officers for 2022 were as follows:
•John W. Gibson, Jr., former President, Chief Executive Officer and Chairman
•Ryan Ezell, President
•James Silas, former Senior Vice President - Research and Innovation
•Michael E. Borton, former Chief Financial Officer
Base Salary
The Compensation Committee reviews base salaries annually for the named executive officers considering several factors including the relationship of base salaries paid within the Company, individual experience and the range of base salaries for similar positions contained within published survey data. During 2022, the Compensation Committee approved base salaries for the named executive officers of $600,000 for Mr. Gibson, $360,000 for Mr. Borton, $425,000 for Dr. Ezell and $325,000 for Mr. Silas.

2022 Short-Term Incentive Program

Historically the short-term incentive program has included financial and individual performance metrics intended to reward named executive officers for either Company or individual performance as determined by the Compensation Committee. Each named executive officer had a target bonus equal to 100% of base salary.

After considering the Company’s performance during 2022, in conjunction with assessing the Company’s liquidity, the Compensation Committee determined that no awards would be made pursuant to the 2022 short-term incentive program.
2022 Long-Term Incentive Program
The long-term incentive program for 2022 included limited equity awards focused on incentivizing long-term performance and aligning executive compensation with shareholder returns. Under the 2022 long-term incentive program, Dr. Ezell and Mr. Silas were granted restricted stock awards valued at $150,000 and $100,000, respectively. These awards vest ratably over three years and are not tied to any performance metric. Mr. Gibson and Mr Borton were not granted awards under the 2022 long-term incentive program.

Employment Agreements; Terminations and Change-in Control Arrangements

A brief summary of the employment agreements of our 2022 named executive officers is as follows:

Item 2: Advisory Vote on Executive Compensation
John W. Gibson, Jr. - Employment Agreement and Separation Agreement and General Release

Mr. Gibson entered into an employment agreement with the Company on December 21, 2019. Under the terms of the agreement, Mr. Gibson was paid a base salary of $500,000 annually (which amount was subsequently increased by the Board on March 8, 2022 to $600,000 annually) and was eligible for an annual bonus with a target amount of 100% of base salary. In connection with the entry into the agreement, Mr. Gibson was granted (i) 570,000 restricted stock units that were scheduled to vest ratably in five installments beginning on December 22, 2020 and on each of the next four anniversaries thereof, (ii) options to purchase up to 1,000,000 shares of the Company’s common stock that were scheduled to vest ratably over five years and (iii) options to purchase up to 2,000,000 shares of the Company’s common stock that were scheduled to vest based on the Company’s common stock achieving the following prices for a 20-consecutive trading day period through December 31, 2024: 33% of the options would vest at a price of $3.60, an additional 33% of the options would vest at a price of $5.40, and all of the options would vest at a price of $7.20.  The exercise price of the options was $1.93, the closing price of the Company’s common stock on December 21, 2019. In addition, Mr. Gibson had the right, during the 90-day period following December 21, 2019, to purchase up to the lesser of: (i) 0.99% of the number of shares of the Company’s common stock outstanding immediately before such issuance, and (ii) $500,000 of the Company’s common stock, in each case at the then-current market price of the Company’s common stock on the date or dates of purchase.

The term of Mr. Gibson’s employment agreement was scheduled to end on December 31, 2024. In the event that Mr. Gibson’s agreement was terminated for any reason, the Company would pay Mr. Gibson the amount of salary earned but unpaid through the date of termination, together with any other earned but unpaid compensation. In addition, if Mr. Gibson’s employment was terminated as a result of his death or disability, without “cause” or for “good reason”, upon execution and delivery of a suitable release agreement, all of Mr. Gibson’s time-based equity awards would vest and all performance-based equity awards would vest to the extent the performance goals have been reached, and in the case of termination without “cause” or for “good reason,” Mr. Gibson would have an exercise period of the earlier of approximately 36 months and the 10th anniversary of grant for any vested stock options. Further, if Mr. Gibson’s employment was terminated without “cause” or for “good reason” within 24 months following a change of control, subject to execution and delivery of a suitable release agreement, Mr. Gibson would be entitled to receive severance equal to his base salary plus target annual bonus, and all unvested equity awards would vest other than performance-based equity awards, which would vest only if the performance criteria have been met.

In connection with Mr. Gibson’s separation from the Company, effective January 19, 2023, Mr. Gibson entered into a separation agreement and general release with the Company, pursuant to which Mr. Gibson received $1,500,000 as consideration to settle any disputes between the parties. Under the agreement, the $1,500,000 settlement payment was made in four installments, with the first installment of $600,000 paid on January 27, 2023 and the remaining three equal installments paid on the successive monthly anniversary dates of the first installment. As part of the settlement, Mr. Gibson agreed to forfeit all of his outstanding options and unvested restricted stock units, and to a six-month lock up period with respect to 250,000 shares of the Company’s common stock owned by Mr. Gibson that prohibits Mr. Gibson from selling those shares during the lock up period. Consistent with his employment agreement,

Item 2: Advisory Vote on Executive Compensation
the Company will reimburse Mr. Gibson for his COBRA premiums paid and provide access to the Company’s Group Health Plan through December 31, 2024.

For full descriptions of Mr. Gibson’s employment agreement and separation agreement and general release, please see the Company’s Current Reports on Form 8-K filed with the SEC on December 27, 2019 and January 19, 2023, respectively.

Ryan Ezell - Employment Agreement

Dr. Ezell entered into an employment agreement with the Company on January 1, 2021. Under the terms of the agreement, Dr. Ezell is paid a base salary of $350,000 annually and is eligible for an annual bonus with a target amount of 100% of base salary. On March 8, 2022, the Board subsequently promoted Dr. Ezell to Chief Operating Officer and approved an increase of Dr. Ezell’s base salary to $425,000. In the event that Dr. Ezell’s employment is terminated without “cause” or for “good reason,” Dr. Ezell, upon execution and delivery of a suitable release agreement, will be eligible to receive severance equal to Dr. Ezell’s base salary (payable over 12 months) plus a pro-rata portion of Dr. Ezell’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Dr. Ezell pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. In addition, if such termination occurs within 18 months of a “change of control,” all unvested equity awards shall become fully vested immediately prior to such termination.

For a full description of Dr. Ezell’s employment agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2021.

Michael E. Borton - Employment Agreement and Separation and Release Agreement

Mr. Borton entered into an employment agreement with the Company on October 15, 2021. Under the terms of the agreement, Mr. Borton was paid a base salary of $340,000 annually (which amount was subsequently increased by the Board on March 8, 2022 to $360,000 annually) and was eligible for an annual bonus with a target amount of 100% of base salary. In the event that Mr. Borton’s employment was terminated without “cause” or for “good reason,” Mr. Borton, upon execution and delivery of a suitable release agreement, was eligible to receive severance equal to Mr. Borton’s base salary (payable over 12 months) plus a pro-rata portion of Mr. Borton’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of COBRA premiums necessary to continue Mr. Borton and his covered dependents’ health insurance coverage in effect for a period of up to 12 months. In addition, if such termination occurred within 18 months of a “change of control,” all unvested equity awards would have become fully vested immediately prior to such termination.

In connection with Mr. Borton’s separation from the Company, effective June 3, 2022, Mr. Borton entered into a separation and release agreement with the Company, pursuant to which Mr. Gibson received and will receive the following payments and benefits: (i) $360,000 in severance in 12 equal monthly payments payable at the end of each month with the first payment commencing July, 2022, (ii) a pro-rata portion of Mr. Borton’s annual bonus for 2022, (iii) full vesting of all unvested equity awards and (iv) reimbursement of COBRA premiums necessary to continue Mr. Borton and his covered dependents’ health insurance coverage in effect for a period of 12 months.

Item 2: Advisory Vote on Executive Compensation

For a full description of Mr. Borton’s employment agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on October 15, 2021.

James Silas – Employment Agreement and Separation Agreement and General Release

Mr. Silas entered into an employment agreement with the Company on January 1, 2021. Under the terms of the agreement, Mr. Silas was paid a base salary of $285,000 annually (which amount was subsequently increased by the Board on March 8, 2022 to $325,000 annually) and was eligible for an annual bonus with a target amount of 100% of base salary. In the event that Mr. Silas’ employment was terminated without “cause” or for “good reason,” Mr. Silas, upon execution and delivery of a suitable release agreement, was eligible to receive severance equal to Mr. Silas’ base salary (payable over 12 months) plus a pro-rata portion of Mr. Silas’ annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Mr. Silas pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. In addition, if such termination occurred within 18 months of a “change of control,” all unvested equity awards would have become fully vested immediately prior to such termination.

In connection with Mr. Silas’ separation from the Company, effective February 16, 2022, Mr. Silas entered into a separation agreement and general release with the Company, pursuant to which Mr. Silas received and will receive the following payments and benefits: (i) $325,000 in severance in 12 equal monthly payments payable at the end of each month with the first payment commencing, May 2023, (ii) a pro-rata portion of Mr. Silas’ annual bonus for 2023 (determined and paid in the normal bonus cycle) and (iii) reimbursement of the difference between the amount Mr. Silas pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. As part of the settlement, Mr. Silas agreed that all unvested equity awards and stock options were forfeited other than 32,469 shares of restricted stock.

Item 2: Advisory Vote on Executive Compensation
Other Policies, Guidelines and Practices Related to Executive Compensation
Stock Ownership Guidelines
The Company has stock ownership guidelines for its executive officers to help further align compensation incentives with shareholders. Each executive has five years from the date appointed to his or her position (or within five years of the adoption of the guidelines, if the guidelines were adopted after the executive was appointed) to achieve the stock ownership ratio for his or her position.

Role	Ratio
Chief Executive Officer	6 times base salary
Other Executive Officers	2 times base salary
Executives that do not meet the above ownership ratio must retain 25% of the net shares acquired from exercising stock options or vesting of shares until they reach the applicable stock ownership ratio.
As of December 31, 2022, all executive officers were in compliance with the stock ownership guidelines.
Insider Trading Policy; Hedging and Pledging of Company Securities
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Directors, officers and employees are prohibited by our Insider Trading Policy from hedging transactions related to our securities. This includes prohibitions on short-selling, options (other than those granted as compensation), puts or calls, swaps, collars, forwards, futures and other similar derivative transactions. Directors, officers and employees are also prohibited from pledging our securities or engaging in margin transactions related to our securities.
None of the Company’s current executive officers or directors have pledged or hedged any common stock of the Company.
Claw-back Policy
Each executive that participates in the short-term incentive plan and long-term incentive plan agrees to abide by any compensation recovery, recoupment or other similar plan as may be approved by the Board or a committee thereof, or as may be required by applicable law. In addition, our executive contracts allow the Company to enact claw back policies with retroactive effect (applicable to all forms of compensation) and are subject to any claw back policies enacted by applicable law or a securities exchange.
Tax Gross-Ups on Severance
There are no tax gross-ups on any payments to executives, including severance payments.
Accounting for Stock-Based Compensation
The Company accounts for stock-based payments in accordance with the requirements of Accounting Standards Codification (ASC) Topic 718, “Stock Compensation.” Equity-based compensation is expensed

Item 2: Advisory Vote on Executive Compensation
over the requisite service period pursuant to the grant award terms. The Company considers the expense associated with stock-based incentive awards when granting such awards.
Section 409A
To the extent we permit executives to defer compensation or we commit to deliver compensation at a later date than when earned and vested, we make every attempt to meet the requirements of Section 409A of the Internal Revenue Code (the “Code”). Failure to satisfy the Section 409A requirements could subject the executives receiving deferred compensation to a 20% excise tax.

Item 2: Advisory Vote on Executive Compensation

Summary Compensation Table
The following table provides information concerning compensation earned in our fiscal years 2022 and 2021 by our named executive officers:

Name and Principal Position	Year	Salary	Bonus	Stock	Option	Non-Equity Incentive Plan Compensation	All Other	Total
				Awards(4)	Awards(4)		Compensation
John W. Gibson, Jr. – Former Chairman, President and Chief Executive Officer(1)	2022	$580,385	$ —	$ —	$ —	$ —	$16,438	$596,823
	2021	$498,462	$ —	$ —	$ —	$ —	$16,567	$515,029
Ryan Ezell - Chief Operating Officer	2022	$410,288	$ —	$150,000	$ —	$ —	$ —	$560,288
	2021	$349,077	$ —	$280,000	$256,668	$ —	$ —	$885,745
Michael E. Borton – Former Chief Financial Officer(2)	2022	$167,023	$ —	$ —	$ —	$ —	$156,876(5)	$323,899
	2021	$340,000	$ —	$272,000	$249,334	$ —	$ —	$861,334
James Silas – Former SR VP of R&I(3)	2022	$317,154	$ —	$100,000	$ —	$ —	$ —	$417,154

(1) Mr. Gibson’s employment with the Company ended on January 19, 2023.
(2) Mr. Borton’s employment with the Company ended on May 17, 2022.
(3) Mr. Silas’ employment with the Company ended on February 16, 2023.
(4) The amounts shown represent the aggregate grant date fair value for stock and option awards granted to the named executive officers pursuant to the 2018 Long Term Incentive Plan computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (ASC 718). Assumptions used in the calculation of these amounts are included in “Note 15 — Stock-Based Compensation and Other Benefit Plans” to our audited financial statements, included in our 2022 Annual Report on Form 10-K filed with the SEC on March 23, 2023.
(5) Represents severance payments. See “Employment Agreements; Terminations and Change in Control Arrangements” above.

Item 2: Advisory Vote on Executive Compensation

Outstanding Equity Awards
The following table provides information relating to outstanding equity-based awards held by each named executive officer as of December 31, 2022:

	Option Awards						Stock Awards
Name	Year of Grant	Number of underlying unexercised securities exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity Incentive plan awards: Number of shares, units or other rights that have not vested	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
John W. Gibson, Jr.	2019(1)	—	2,000,000	—	$1.93	12/31/2026	—	$ —	—	$ —
	2019(2)	600,000	400,000	—	$1.93	1/21/2029	—	$ —	—	$ —
	2019(3)	—	—	—	—	—	228,000	$ —	—	$ —
Ryan Ezell	2021(4)	—	—	145,834	$1.44	4/19/2031	—	$ —	—	$ —
	2021(5)	—	—	145,834	$1.44	4/19/2031	—	$ —	—	$ —
	2022(6)	—	—	—	—	—	86,705	$ —	—	$ —
	2021(7)	—	—	—	—	—	145,833	$ —	—	$ —
	2020(8)	—	—	—	—	—	34,178	$ —	—	$ —
	2019(9)	—	—	—	—	—	4,167	$ —	—	$ —
Michael E. Borton	2021(7)	—	—	—	—	—	141,666	$ —	—	$ —
	2021(4)	—	—	141,667	$1.44	4/19/2031	—	$ —	—	$ —
	2021(5)	—	—	141,667	$1.44	4/19/2031	—	$ —	—	$ —
	2020(12)	—	—	—	—	—	80,000	$ —	—	$ —
	2020(13)	60,000	—	—	$1.42	12/31/2022	—	$ —	—	$ —
James Silas	2022(10)	—	—	—	—	—	57,803	$ —	—	$ —
	2021(11)	—	—	—	—	—	89,061	$ —	—	$ —
	2021(14)	—	—	89,063	$1.44	4/19/2031	—	$ —	—	$ —
	2021(15)	—	—	89,063	$1.44	4/19/2031	—	$ —	—	$ —
	2020(8)	—	—	—	—	—	32,469	$ —	—	$ —

(1) Vests ratably at share prices of $3.60, $5.40 and $7.20. Award forfeited upon employment termination January 19, 2023.
(2) Vests ratably over a five year period on each anniversary of the grant date of December 22, 2019. Award forfeited upon employment termination January 19, 2023.
(3) Vests ratably over a five year period on each anniversary of the grant date of December 22, 2019. Award forfeited upon employment termination January 19, 2023.
(4) Vests ratably at share prices of $3, $4, $5 and $7.
(5) Vests based on percentage of revenue from new products developed over a three-year period. Vesting is ratable at revenue percentages of 15%, 20% and 25%, and is determined on 12/31/24.
(6) Vests ratably over a four year period on each anniversary of the grant date of March 8, 2022.
(7) Vests ratably over a four year period on each anniversary of the grant date of April 19, 2021.
(8) Vests ratably over a three year period on each anniversary of the grant date of March 3, 2020.
(9) Vests ratably over a three year period on each anniversary of the grant date of November 25, 2019.

Item 2: Advisory Vote on Executive Compensation

(10) Vests ratably over a three year period on each anniversary of the grant date on March 8, 2022. Award forfeited upon termination of employment on February 16, 2023.
(11) Vests ratably over a four year period on each anniversary of the grant date of April 19, 2021. Award forfeited upon termination of employment on February 16, 2023.
(12) Vests ratably over a three year period on each anniversary of the grant date on August 3, 2020.
(13) Vests ratably at share prices of $2.00, $5.00 and $7.00.
(14) Vests ratably at share prices of $3, $4, $5 and $7. Award forfeited upon termination of employment on February 16, 2023.
(15) Vests based on percentage of revenue from new products developed over a three-year period. Vesting is ratable at revenue percentages of 15%, 20% and 25%, and is determined on 12/31/24. Award forfeited upon termination of employment on February 16, 2023.

Item 2: Advisory Vote on Executive Compensation

PAY VERSUS PERFORMANCE (PVP)

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net Loss
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$596,823	$381,403	$433,781	$246,334	$53.08	($42,305,000)
2021	$515,029	($2,512,464)	$873,540	$299,965	$53.55	($30,526,000)

(1) Mr. Gibson served as principal executive officer (PEO) for 2022 and 2021. Our non-PEO named executive officers (NEOs) included Messrs. Ezell, Borton, and Silas for 2022 and Messrs. Ezell and Borton for 2021.
(2) The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2021	2022
SCT Total	$515,029	$596,823
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$0	$0
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$0	$0
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	($2,581,160)	($210,280)
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($446,333)	($5,140)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0
Compensation Actually Paid	($2,512,464)	$381,403

Item 2: Advisory Vote on Executive Compensation

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2021	2022
Average SCT Total	$873,540	$433,781
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($529,001)	($83,333)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$394,833	$53,950
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	($435,228)	($113,457)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$20,349	$0
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($24,528)	($27,006)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	($17,600)
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0
Average Compensation Actually Paid	$299,965	$246,334

CHARTS OF CAP VERSUS PERFORMANCE METRICS

The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2021-2022.

Item 2: Advisory Vote on Executive Compensation

The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Loss during the period 2021-2022.

Item 3: Ratification of Appointment of KPMG as Independent Auditor
ITEM 3: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm on June 29, 2021 and has approved retaining KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Prior to the engagement of KPMG, BDO USA LLP (“BDO”) served as our independent registered public accounting firm for the year ended December 31, 2020 and provided certain tax and other services to us. The Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders. The Audit Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. Based upon the Audit Committee’s analysis of this information, the Audit Committee will determine which registered independent public accounting firm to engage to perform our annual audit each year.

KPMG billed the Company and its subsidiaries fees as set forth in the table below for (i) the audit of the Company’s 2022 and 2021 annual financial statements, (ii) the reviews for second and third quarter 2021 quarterly financial statements, the first, second and third quarter 2022 quarterly financial statements and review of other documents filed with the SEC, and (iii) other work performed by KPMG. BDO, the Company’s former independent registered public accounting firm, billed the Company and its subsidiaries fees as set forth in the table below for (i) the reviews for the first quarter 2021 quarterly financial statements and review of other documents filed with the SEC, and (ii) other work performed by BDO.

	2022(1)	2021(2)
Audit fees	$811,805	$765,548
Audit-related fees	$—	$—
Tax fees	$—	$—
All other fees	$—	$10,000
Total	$811,805	$775,548

(1) Amounts for 2022 only include Audit fees as no audit-related, tax or other fees were paid to KPMG
(2) Amounts for 2021 include $37,979 of audit fees, $76,865 of tax fees and $10,000 of other fees paid to BDO.

Fees included in “audit fees” in the table above are fees associated with the annual audit, including reviews of the Company’s Form 10-Q filings. Representatives of KPMG are expected to be at the Meeting with the opportunity to make a statement if they desire, and to take questions from shareholders.
The Audit Committee also reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2022 (the “Audited Financial Statements”) with management and KPMG. KPMG informed the Audit Committee that the Company’s Audited Financial Statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America. During the fiscal year ended December 31, 2022, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement

Item 3: Ratification of Appointment of KPMG as Independent Auditor
disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

None of BDO’s reports on the Company’s financial statements for the fiscal year ended December 31, 2020 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, other than an adverse opinion issued by BDO on the effectiveness of internal control over financial reporting for the year ended December 31, 2020. During the fiscal year ended December 31, 2020 and the subsequent period preceding BDO’s dismissal, there were (i) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Moreover, during the fiscal years ended December 31, 2020 and 2019 and the subsequent period prior to engaging KPMG, neither the Company nor anyone on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (iii) any matter that was subject to a disagreement (as described in Item 304(1)(a)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Pre-Approval Policy

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from the Company. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to Company or any of its subsidiaries, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior the completion of the audit. During 2021 and 2022, all fees were pre-approved by the Audit Committee.

Audit Committee Report

Item 3: Ratification of Appointment of KPMG as Independent Auditor
KPMG provided the Audit Committee with a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence. The Audit Committee also discussed with the auditors any relationships that may impact the independence of the auditors. The Audit Committee reviewed and discussed with the independent auditors all communications required to be discussed by applicable requirements of the PCAOB and the SEC, including those described in PCAOB Auditing Standard No. 1301, “Communications with Audit Committees".

The Audit Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2022, and discussed them with management and the independent auditors. Based on such review and discussions described in this report, the Audit Committee recommended to the Board, and the Board subsequently approved the recommendation, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Lisa Mayr (Chair)
David Nierenberg
Evan Farber
March 23, 2023

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this report by reference.
Vote Required
Approval of Item 3 requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter at the Meeting. Abstentions will have the same effect as a vote “against” this item, and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 3 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

Item 4: Approval of the Issuance of Common Stock
ITEM 4: APPROVAL OF THE ISSUANCE OF COMMON STOCK UNDERLYING THE PRE-FUNDED WARRANT HELD BY PROFRAC HOLDINGS II, LLC

Item 4 is to approve the issuance of shares of the Company’s common stock underlying the Company’s pre-funded warrant (the “Pre-Funded Warrant”) issued to ProFrac Holdings II, LLC (“ProFrac Holdings”) in connection with that certain Securities Purchase Agreement, dated as of June 17, 2022, between the Company and ProFrac Holdings. Subject to (i) the Company obtaining the approval of such issuance from the holders of a majority of the issued and outstanding shares of the Company’s common stock, other than any such shares held by ProFrac Holdings or any of its affiliates and (ii) ProFrac Holdings paying an additional $4.5 million to the Company, the Pre-Funded Warrant permits ProFrac Holdings to purchase up to 13,104,839 shares of the Company’s common stock at an exercise price of $0.0001 per share, in each case as subject to adjustment from time to time, as further described below.

Background

Securities Purchase Agreement

On June 17, 2022, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with ProFrac Holdings pursuant to which (i) the Company received $19.5 million in cash and (ii) ProFrac Holdings received the Pre-Funded Warrant. The closing of the transactions contemplated under the Securities Purchase Agreement took place on June 21, 2022.

Concurrent with the closing of the transactions contemplated under the Securities Purchase Agreement, the Company and ProFrac Holdings also entered into an amendment to the Registration Rights Agreement (the “Registration Rights Agreement Amendment”) between the Company and ProFrac Holdings dated May 17, 2022 with respect to the resale of shares of the Company’s common stock that may be issued pursuant to the Pre-Funded Warrant.

Pre-Funded Warrant

General Terms

The Pre-Funded Warrant permits ProFrac Holdings to purchase up to 13,104,839 shares (the “Warrant Shares”) of the Company’s common stock at an exercise price of $0.0001 per share, in each case as subject to adjustment from time to time, representing a 20% premium to the 30-day volume average price of the Company’s common stock at the close of business on the day prior to the date of the Securities Purchase Agreement. All or any part of the Pre-Funded Warrant shall be exercisable by ProFrac Holdings at any time and from time to time on or after the original issue date and until the Pre-Funded Warrant is exercised in full, subject to the conditions and restrictions contained in the Pre-Funded Warrant. The

Item 4: Approval of the Issuance of Common Stock
exercise price and number of Warrant Shares issuable upon exercise of the Pre-Funded Warrant are subject to adjustment from time to time for stock dividends and splits, pro rata distributions and fundamental transactions, as described in the Pre-Funded Warrant.

Conditions to Exercise

Pursuant to the terms of the Pre-Funded Warrant, no Warrant Shares will be issued to ProFrac Holdings or any of its affiliates under the Pre-Funded Warrant (and neither ProFrac Holdings nor any of its affiliates shall have any voting or consent rights with respect to any such Warrant Shares) unless and until (i) the Company has obtained the approval thereof from the holders of a majority of the issued and outstanding shares of the Company’s common stock, other than any such shares held by ProFrac Holdings or any of its affiliates and (ii) ProFrac Holdings has paid an additional $4.5 million to the Company.

Entire Agreements

The foregoing description of the Securities Purchase Agreement, the Pre-Funded Warrant and the Registration Rights Agreement Amendment do not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, the Pre-Funded Warrant and the Registration Rights Agreement Amendment. The Securities Purchase Agreement, the form of Pre-Funded Warrant and the Registration Rights Agreement Amendment are attached hereto on Appendix A.

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares of the Company’s common stock after the transaction described in this Item 4. If stockholders approve this Item 4, the Pre-Funded Warrant sold pursuant to the Securities Purchase Agreement may be exercised for shares of the Company’s common stock, pursuant to the terms thereof, without additional stockholder approval. If stockholders approve this Item 4, the principal effect upon the existing stockholders upon the exercise of the Pre-Funded Warrant would be dilution of their current percentage ownership in the Company.

No Appraisal Rights

None of Delaware law, our Amended and Restated Certificate of Incorporation, or our Second Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this Item 4. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the Pre-Funded Warrant issued under the Securities Purchase Agreement, except for ProFrac Holdings and its affiliates, including Matt D. Wilks, as described in this Proxy Statement. See “Corporate Governance – ProFrac Directors,” “Corporate Governance – Certain Relationships and Related Party Transactions,” and the table and related footnotes presented in “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors” for additional information.

Item 4: Approval of the Issuance of Common Stock
Consequences of Not Approving this Item 4

If we do not obtain stockholder approval of this Item 4, we will not issue the shares of the Company’s common stock underlying the Pre-Funded Warrant and will not receive the potential benefits of the transaction described above, including receiving an additional $4.5 million from ProFrac Holdings, which could be used to further fund the Company’s operations and growth.

Vote Required

The approval of this Item 4 requires the affirmative vote of the holders of at least a majority of the outstanding shares, whether or not present in person or represented by proxy at the Meeting, other than any such shares held by ProFrac Holdings and its affiliates. Abstentions and broker non-votes will have the same effect as a vote “against” this item.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ITEM 4 TO APPROVE OF THE ISSUANCE OF COMMON STOCK UNDERLYING THE PRE-FUNDED WARRANT HELD BY PROFRAC HOLDINGS II, LLC

Item 5: Approval of an amendment to the Long-Term Incentive Plan
ITEM 5: APPROVAL OF AMENDMENTS TO THE FLOTEK INDUSTRIES, INC. 2018 LONG-TERM INCENTIVE PLAN

On April 13, 2023, our Board adopted an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan” or the “Plan”), subject to shareholder approval.

Stockholder Vote

As of December 31, 2022, the 2018 Plan had approximately 2.7 million shares available for future issuance. Shares available for future issuance under the three active plans, at December 31, 2022, totaled approximately 2.8 million shares. As noted earlier in this proxy, we have experienced a transition among certain of our executive officers, including the Chief Executive Officer. We are requesting an increase in shares under the Plan to ensure there is sufficient availability to attract high caliber candidates to join the executive team, as well as to motivate and retain certain key members of management as we plan to expand equity grants deeper into the organization.

We are asking you to approve an amendment to the 2018 Plan to increase the number of shares of our common stock available for the granting of awards under the 2018 Plan from 8,500,000 to 11,500,000, or an increase of 3,000,000 shares and to further clarify that, as with options, the 2018 Plan does not permit the repricing or cash buyout of stock appreciation rights without shareholder approval. Based on our projected usage, the Compensation Committee estimates that the shares available under the 2018 Plan after this amendment will be sufficient to provide grants through 2025. However, we cannot predict these factors with certainty, and the share reserve under the 2018 Plan could last for a shorter or longer time. Only the number of available shares is amended by this amendment. The other terms and conditions of the 2018 Plan remain unchanged. A copy of the proposed amended 2018 Plan is attached to this Proxy Statement as Appendix B.

Purpose of the Plan

The purpose of the 2018 Plan is to assist us in (i) attracting and retaining the best available personnel for positions of substantial responsibility, (ii) motivating personnel by providing additional incentives to employees, non-employee directors, and individual consultants, including providing financial incentives for individual performance, and (iii) promoting the success of the Company’s business interests.

Equity Compensation Plan Information

The following table summarizes equity compensation plan information regarding equity securities authorized for issuance under the 2018 Plan, the 2019 Non-Executive Director Incentive Plan (the “2019 Plan), and the 2020 inducement equity plan (the “2020 Plan” and, together with the 2018 Plan and the 2019 Plan, the “Plans”) as of December 31, 2022:

Item 5: Approval of an amendment to the Long-Term Incentive Plan

Plan category(1)	Outstanding Options(4)	Full Value Awards Outstanding
Equity compensation plans approved by security holders(2)	3,921,875	2,407,676
Equity compensation plans not approved by security holders(3)	240,000	120,003
Total	4,161,875	2,527,679

(1) Our former CEO, Mr. Gibson, was granted certain options and restricted stock pursuant to his employment contract. These awards were granted in 2019, and were not made pursuant to any of the Plans. These long-term options and restricted stock awards, which vested ratably over five years or in connection with performance targets, were a material part of the inducement for Mr. Gibson to join the Company as CEO, and were in lieu of Mr. Gibson’s participation of any of the long-term incentive plans of the Company. Mr. Gibson’s inducement awards are accordingly not included in these calculations. For a more thorough description of the inducement grants to Mr. Gibson and their current status, please see the description of Mr. Gibson’s employment agreement above.
(2) Comprised of shares under the 2018 Plan and the 2019 Plan.
(3) Comprised of shares under the 2020 Plan instituted in connection with the acquisition of JP3 Measurement, LLC pursuant to the rules of the NYSE. Shares may only be used for inducement of new employees and cannot be granted to existing employees. For more detail on the 2020 Plan please see the Form S-8 Registration Statement filed with the SEC on June 18, 2020.
(4) The Outstanding Options have a weighted average exercise price of $1.19 and a weighted average remaining term of 3.4 years.

Usage of Shares for Awards

During 2020, 2021 and 2022, the grants of shares under the Plans and the “run rate,” a measure of annual equity compensation as a percentage of total equity, are shown in the table below. The three-year average run rate(1) for 2020, 2021 and 2022 was 4.29% when not taking into account forfeitures of awards.

Grant Year	Options	Time-Based Restricted Stock	Performance-Based Awards	Earned Performance-Based Awards	Total Full-Value Awards	Weighted-Average Common Shares	Run Rate(1)
2020	1,327,796	3,113,978	922,786	—	5,364,560	68,312,000	6.5%
2021	1,448,959	1,702,289	—	—	3,151,248	73,361,000	4.3%
2022	—	1,532,926	—	—	1,532,926	74,425,000	2.1%

(1) Calculated as the sum of Options, Time-Based Restricted Stock and Earned Performance-Based Awards divided by Weighted- Average Common Shares.

The recipients of the grants under the Plans for 2020, 2021 and 2022 were as follows:

	2020		2021		2022
Participant	Shares	%	Shares	%	Shares	%
Named Executive Officers	1,246,603	23.2	1,304,020	41.4	144,508	9.4
Other Executive Officers	1,761,008	32.8	1,035,410	32.9	570,167	37.2
Non-employee Directors	456,045	8.5	450,943	14.3	536,319	35.0
Other Employees	1,900,904	35.4	360,875	11.5	281,932	18.4
Service Providers	—	—	—	—	—	—
Total	5,364,560	100.0	3,151,248	100.0	1,532,926	100.0

Item 5: Approval of an amendment to the Long-Term Incentive Plan
Future Issuances Under the 2018 Plan

Under the 2018 Plan, shares are reserved in a number sufficient to satisfy the maximum shares that may be issued under an award. Shares awarded under the 2018 Plan that terminate by expiration, forfeiture, cancellation, or otherwise shall again be available for awards under the 2018 Plan, but shares that are used to cover tax withholding or option exercise prices cannot be reused under the 2018 Plan.

As of March 31, 2023, approximately 139 persons were eligible to receive awards under the 2018 Plan, including all of our executive officers and non-employee directors. Future grants under the 2018 Plan will be made at the discretion of our Board or the Compensation Committee, and, accordingly, future benefits under the 2018 Plan are not currently determinable. The 2022 Summary Compensation Table appearing elsewhere in this Proxy Statement shows the equity awards that were made under the 2018 Plan in 2021 and 2022 to our named executive officers.

On March 31, 2023, the last reported sale price of our common stock on the NYSE was $0.70.

Description of the 2018 Plan

The following summary of the material features of the Plan, as amended, is qualified in its entirety by reference to the full text of the Plan, which is incorporated herein by reference to Appendix B to this Proxy Statement.

Eligibility and Available Awards

The Plan provides for the grant of incentive stock options and non-qualified options (collectively, “stock options”), restricted stock, stock appreciation rights, performance shares and performance units, restricted stock units, and other stock-based awards (each, an “Award”). All employees and individual consultants of the Company or of any affiliate (as defined in the Plan) of the Company and non-employee directors of the Company are eligible to receive grants of Awards under the Plan. However, incentive stock options may be granted only to employees of the Company and certain of its affiliates. Further, non-qualified options and stock appreciation rights may only be granted to employees and consultants of the Company or entities in a chain of corporations in which the Company has a controlling interest and to non-employee directors of the Company. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Administrator. It is currently expected that some of our employees will participate in the Plan, along with all non-employee directors who serve on the Company’s Board of Directors.

Administration

The Plan is administered by our Board of Directors and any of its committees (in such capacity, each the “Administrator”). Except as otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors shall serve as the Administrator. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself or herself. Grants of Awards to members of the Compensation Committee must be ratified by the Board of Directors.

Item 5: Approval of an amendment to the Long-Term Incentive Plan
Subject to the provisions of the Plan, the Administrator will, among other things, (i) determine who are service providers; (ii) determine the fair market value of Awards; (iii) select the service providers to whom Awards may be granted; (iv) determine the number of shares to be covered by each Award; (v) determine when Awards are to be granted and the applicable date of grant; (vi) approve forms of Award agreements; (vii) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions (subject to any minimum vesting requirements), and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (viii) construe and interpret the terms of the Plan, Award agreements and Awards; (ix) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to the creation and administration of sub-plans; (x) amend the terms of any outstanding Award Agreement or Award, including the discretionary authority to extend the post termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect a participant’s rights under an outstanding Award shall not be made without the participant’s written consent; (xi) allow participants to satisfy withholding tax obligations by electing to have the Company withhold from the shares or cash to be issued upon exercise or vesting of an Award; (xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; (xiii) allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to the participant under an Award; (xiv) determine whether Awards shall be settled in shares, cash or in a combination thereof; (xv) determine whether Awards shall be adjusted for dividends or dividend equivalents; (xvi) create other stock-based awards for issuance under the Plan; (xvii) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a participant or other subsequent transfers by the participant of any shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; (xviii) establish one or more programs under the Plan to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance goals, or other event that absent the election, would entitle the participant to payment or receipt of shares or other consideration under an Award; (xix) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award agreement and any other instrument or agreement relating to an Award; and (xx) make all other determinations that the Administrator deems necessary or advisable for administering this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board. Any action taken or determination made by the Administrator pursuant to the Plan will be binding on all parties. No member of the Board of Directors or one of its committees, in its capacity as Administrator, will be liable for any action or determination made in good faith with respect to the Plan or an Award granted thereunder.

The Board may amend, alter, suspend, or terminate the Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the Plan in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code, or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the Plan may, without the consent of the

Item 5: Approval of an amendment to the Long-Term Incentive Plan holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company’s stock may be listed.

Stock Available for Issuance

Upon stockholder approval of the Plan and subject to adjustment as provided in the Plan, the maximum number of shares of common stock that may be issued under the Plan will be 11,500,000, shares, all of which may be issued pursuant to incentive stock options. Each share of common stock that is the subject of an Award granted under the Plan may be made available from authorized but unissued shares, treasury stock, or shares of common stock acquired in the open market. No fractional shares shall be issued under the Plan. Each share of common stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the maximum share limitations at the time the Award is granted and generally may not again be made subject to Awards under the Plan pursuant to such limitations; provided, however, a share underlying an award may be made subject to Awards again under the Plan in certain limited circumstances, such as if the Award terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares.

Award Limits

The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of common stock which may be subject to Awards of restricted stock made to any one participant pursuant to the Plan in any calendar year shall be 1,000,000 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $10,000,000. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock-based awards under the Plan, (i) if the compensation under the other stock-based awards is denominated under the award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock, shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock; or (ii) in all other cases, shall not exceed $10,000,000. The foregoing limitations on the numbers of shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the Plan.

Adjustments Upon Changes in Capitalization or Reorganization

In the event of any change in the outstanding shares of common stock by reason of any stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the common stock, an adjustment shall be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment may include an adjustment to the number and class of shares which may be delivered under this Plan, the number, class and price of

Item 5: Approval of an amendment to the Long-Term Incentive Plan shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits contained in the Plan. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Except as provided in the foregoing, the Plan does not permit the re-pricing or cash buyout of stock options or stock appreciation rights without stockholder approval.

Minimum Vesting

Awards shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, however, that for purposes of Awards granted to non-employee directors, “one year” may mean the approximately one-year period from one regular annual stockholder meeting to the immediately following regular annual stockholder meeting, as long as the period is not less than 50 weeks. The foregoing minimum vesting requirement shall not apply: (i) with respect to 5% of the share reserve of 11,500,000, shares (such amount set forth above) or (ii) to the vesting of an Award that is accelerated as a result of a change of control or termination of the participant due to his or her death or disability, in all cases under terms consistent with the Plan.

Types of Awards

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at an exercise price per share specified on the date of grant. The Administrator has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the Plan. The Administrator will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified options.

The exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to an employee owning more than ten percent (10%) of the total combined voting power of us and certain of our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall not be less than 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to stock options (determined as of the date the stock option is granted under the Plan (or any other stock option plan of ours or certain of our affiliates) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

Except for grants of incentive stock options to employees owning more than ten percent (10%) of the total combined voting power of us and certain of our affiliates (which stock options may not be exercised later than five years after the date of grant), no stock option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Administrator. The payment must be in cash, check acceptable to the Company, by the Company

Item 5: Approval of an amendment to the Long-Term Incentive Plan withholding shares otherwise issuable from the exercise of the stock option, or other method of payment at the Administrator’s discretion.

Restricted Stock. Restricted stock is common stock that is subject to forfeiture and such other restrictions as the Administrator may impose, including performance criteria, transfer, and repurchase restrictions. The Administrator has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.

Unless otherwise provided in the Award agreement, holders of restricted stock have the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. All such dividends and distributions shall be held back by the Company and shall be subject to the same restrictions on transferability, vesting and forfeit-ability as the shares of restricted stock with respect to which they were paid. If for any reason the restrictions imposed by the Administrator are not met on the date set forth in the Award Agreement, the restricted stock for which restrictions have not lapsed shall automatically be forfeited by the participant and shall again be available for grant under this Plan.

Stock Appreciation Rights. A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess, if any, of (i) the fair market value per share of common stock on the date of exercise over (ii) the fair market value per share of common stock on the date of grant. The Administrator may provide that the excess may not exceed a specified amount. Stock appreciation rights may be payable in cash, shares of common stock, or a combination thereof. The Administrator shall determine, at the date of grant, the number of shares of common stock to which the stock appreciation right applies, the time or times at which and the circumstances under which a stock appreciation right may vest and be exercised, the term of the stock appreciation right, subject to a ten year maximum term, and such other terms and conditions as the Administrator may determine. To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Administrator.

Performance Shares and Performance Units. Performance shares and performance units may be granted pursuant to performance share Award or performance unit Award at any time and shall be determined by the Administrator in its sole discretion. In the case of a performance share, a share will be issued pursuant to the award agreement. A performance unit is an unfunded and unsecured promise to deliver shares, cash or other securities equal to the value set forth in the award agreement. Each performance unit and performance share shall have an initial value established by the Administrator on or before the date of grant. Performance shares shall have an initial value equal to the fair market value of a share on the date of grant. The applicable award agreement will set forth performance goals and the extent to which those goals were met at the end of the performance period shall generally determine the payout or removal of restrictions. Performance units may be paid in cash, shares of common stock, or a combination of cash and stock. On a date set forth in the applicable award agreement, all unearned or unvested performance units and performance shares shall automatically be forfeited to the Company, and the shares subject to such awards (if any) shall again be available for grant under the Plan.

Item 5: Approval of an amendment to the Long-Term Incentive Plan
Performance goals may include, but are not limited to, the following: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on tangible assets; (x) return on investment; (xi) return on capital; (xii) return on equity; (xiii) return on invested capital; (xiv) return on capital employed; (xv) economic value added; (xvi) gross margin; (xvii) net income; (xviii) pretax earnings; (xix) pretax earnings before interest; (xx) pretax earnings before interest, taxes, depreciation and amortization; (xxi) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xxii) operating income; (xxiii) total stockholder return; (xxiv) debt reduction; (xxv) successful completion of an acquisition, initial public offering, private placement of equity or debt; (xxvi) reduction of expenses; or (xxvii) any combination or of a specified increase, decrease or change, as applicable, in any of the foregoing. The Administrator may set performance goals based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service) or any other basis determined by the Administrator in its sole discretion.

Restricted Stock Units. An award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Administrator, to receive upon vesting, the value of the number of notional shares vested. The right to receive payment of an award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. The holder of a restricted stock unit Award shall have no rights of a stockholder and shall have no voting rights with respect to any restricted stock unit Award. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination thereof. The Administrator has the authority to determine the periods of restriction, the amount payable under the award, and any other terms and conditions consistent with the Plan.

Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside of the Plan. At the Administrator’s discretion, other stock-based awards may be payable in cash. The Administrator has the authority and discretion to determine the terms and conditions, if any, of other stock-based awards, including any dividend or voting rights.

We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Administrator may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by, among other ways, (a) tender of a cash payment to us or (b) withholding of cash payable or of shares of common stock otherwise issuable under an Award.

Amendment of Awards

The Administrator may amend an Award; provided, however, except in the case of a change of control, no amendment of an Award may, without the consent of the participant, adversely affect the participant’s rights with respect to such Award in any material respect.

Clawback

All compensation and Awards payable or paid under the Plan and any sub-plans shall be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is or may be

Item 5: Approval of an amendment to the Long-Term Incentive Plan required by the provisions of any clawback policy implemented by the Company, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other “clawback” provision required by applicable law or the listing standards of any applicable stock exchange or national market system.

Term of the Plan

The Board originally approved the Plan to be effective on March 16, 2018 (the “Effective Date”), subject to the Company’s stockholders approving the Plan not more than one year after the date of the Plan’s adoption by the Board. The Company’s stockholders approved the Plan on April 27, 2018. The Plan was further amended effective as of May 24, 2019 and June 3, 2021. The Plan shall continue in effect for a term of 10 years from the Effective Date unless terminated earlier pursuant to the terms of the Plan.

Term of Awards

The term of each Award shall be for such period as may be determined by the Administrator; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

Change of Control

Unless otherwise provided in an Award, upon the occurrence of a change of control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets, or liquidations), the Board may, but is not required to, take any one or more of the following actions with respect to Awards: (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter, and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board; (iii) cause any acquirer to assume the Plan and the Awards or exchange the Awards for the acquirer’s stock; (iv) terminate the Plan; and (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.

The Board will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award that is not a stock option or restricted stock, and (ii) in the case of a stock option, stock appreciation right or restricted stock, the excess of the market value per share (as defined in the Plan) over the option price (in the case of an option), strike price (in the case of a stock appreciation right) or the market value per share of restricted stock, as applicable, multiplied by the number of shares as to which such Award is vested. If an Award is a stock option or stock appreciation right and no cash value exists with respect thereto, then such cash-out shall be effectuated with no cash (or other) payment to the party holding such Award.

Summary of Certain Federal Income Tax Considerations

Item 5: Approval of an amendment to the Long-Term Incentive Plan

The following summary is based on certain applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover all federal income tax consequences or any federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local, employment, foreign or other taxes.

Status of Stock Options. Stock options granted under the Plan may be either incentive stock options or non-qualified options. Under certain circumstances, an incentive stock option may be treated as a non-qualified option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified option.

Non-qualified Options. Generally, no federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.

Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant or exercise of an incentive stock option. The option holder will recognize no ordinary income for federal income tax purposes upon disposition of stock acquired pursuant to the exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”), and (ii) is an employee of either (a) the corporation granting the option, (b) the parent corporation or a subsidiary corporation of the granting corporation, or (c) a corporation (or the parent corporation or a subsidiary corporation of such corporation) that has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise or twelve months before the date of exercise if employment ceases due to permanent and total disability (as defined in Section 22(e)(3) of the Code). If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. In the case of disposition of shares of common stock following expiration of the Holding Period, we would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition of the shares of common stock so acquired.

If, however, an option holder disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option before expiration of the Holding Period (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price, or (ii) the excess of the amount realized on

Item 5: Approval of an amendment to the Long-Term Incentive Plan disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange, gift or a transfer of legal title, but does not include certain other transfers, such as by reason of death or a pledge or an exchange of shares described in Section 424(c) of the Code.

Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Stock Appreciation Rights. Upon the exercise of a stock appreciation right, if shares are received in settlement of the stock appreciation right, the fair market value of those shares received is recognized as income for federal income tax purposes at the time of exercise. If a participant receives cash upon the exercise of a stock appreciation right, the amount of cash received is recognized as income for federal income tax purposes at the time of exercise.

Restricted Stock. Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed at ordinary income rates when the stock vests (an amount equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize compensation income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and the participant is not taxed, nor do we receive any deduction, upon vesting of the shares.

When the participant sells the shares following vesting, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant’s basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction upon disposition of the stock by the participant. If, following vesting, the participant sells the shares and the amount realized is more than the participant’s basis in the stock, the participant will recognize a capital gain. If, following vesting, the participant sells the shares and the amount realized is less than the participant’s basis in the stock, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

Item 5: Approval of an amendment to the Long-Term Incentive Plan

Restricted Stock Units. In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, upon vesting (or potentially settlement, depending upon how the restricted stock unit is structured), the amount paid to the participant (whether in cash, shares, or a combination thereof) denominated in cash will be taxable as compensation to the participant.

Other Tax Considerations

In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change of control, could be nondeductible to us and subject to an additional 20% tax to the participant. Awards under the Plan that are made, vest, or become payable in connection with a change of control may be required to be taken into account in determining whether these penalties apply.

Some Awards granted under the Plan may be considered non-qualified deferred compensation that is subject to special rules and an additional 20% tax to the participant if not compliant with Section 409A of the Code. The Administrator intends to design and administer such Awards either to be exempt from or to comply with Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code, but is not required to do so. There is no commitment or guarantee that any federal, state, local, or foreign tax treatment will (or will not) apply or be available to any participant with respect to any Award.

Inapplicability of ERISA

Based on current law and published interpretations, we do not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state, or local tax treatment will (or will not) apply or be available to any person who participates or is eligible to participate in the Plan.

Vote Required

The approval of this Item 5 requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter at the Meeting. Abstentions will have the same effect as a vote “against” this item, and broker non-votes will not be taken into account in determining the outcome of this item.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ITEM 5 TO APPROVE THE AMENDMENTS TO THE FLOTEK INDUSTRIES, INC. 2018 LONG-TERM INCENTIVE PLAN.

Other Matters
OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.
Stockholder Communications
Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by (1) calling Lighthouse Services Inc., a third party call center, at (800) 785-1003 or (2) correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company at 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064. All such communications received from stockholders are sent directly to Board members.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires certain officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and further requires us to identify in this Proxy Statement those officers, directors and persons who failed to timely file such a report. Based solely on our review of these forms or written representations from such officers, directors and persons who own more than 10% of our common stock, we believe that all Section 16(a) filing requirements were met with respect to the 2022 fiscal year.
Householding of Proxy Materials
The SEC permits a single set of notices, annual reports, and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.
As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one notice, annual report, and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any beneficial stockholder residing at an address of which two or more stockholders reside wishes to receive a separate notice, annual report, or proxy statement in the future, or if any beneficial stockholder that elected to continue to receive separate notice, annual reports, or proxy statements wishes to receive a single notice, annual report, or proxy statement in the future, that stockholder should contact his or her broker or send a request to our Corporate Secretary at our principal executive offices, 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064, telephone number (713) 849-9911. We will deliver, promptly upon written or oral request to our Corporate Secretary, a separate copy of the notice, 2022 Annual Report on Form 10-K (the “2022 Annual Report”), and this Proxy Statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters
Important Dates for 2024 Annual Meeting

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the proxy statement for an annual meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to the shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the 2024 annual meeting is changed by more than 30 days from the date of the 2023 annual meeting, the deadline for submitting shareholder proposals for inclusion in the proxy statement for the 2024 annual meeting will be [DATE]. Shareholder proposals to be presented in person at the 2024 annual meeting must be delivered to, or mailed and received at, the principal executive offices of the Company after [_______] but no later than [_______]; provided, however, that if the date of the 2024 annual meeting is more than 30 days before or more than 60 days after the anniversary date of the 2023 annual meeting, notice must be so delivered, or mailed and received, not later than the 90th day prior to the 2024 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of 2024 annual meeting was first made. Sections 13–15 of Article II of the Second Amended and Restated Bylaws of the Company sets out detailed procedures for shareholder proposals and shareholder proposed director candidates. In addition to satisfying the requirements of our Second Amended and Restated Bylaws, including the notice deadlines set out above and therein, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees, other than the Company’s nominees, you must also comply with the additional requirements of Rule 14a-19 of the Exchange Act.

Appendix A
Appendix A

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 17, 2022 (“Effective Date”), is made and entered into by and among Flotek Industries, Inc., a Delaware corporation (the “Company”), and ProFrac Holdings II, LLC, a Texas limited liability company (the “Purchaser”) (each a “Party”, and collectively, the “Parties”).

RECITALS

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase, as of the Closing and for the consideration and on the terms and conditions set forth herein, Pre-Funded Warrants of the Company, substantially in the form of Exhibit A attached hereto (the “Purchased Securities”), each exerciable into one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

Article 1 CERTAIN DEFINITIONS

“Affiliate” of any Person means with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, the term “control” (including the correlative terms “controlling,” “controlled by,” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Unless the context requires otherwise, for purposes of this Agreement, the Purchaser shall not be considered an “Affiliate” of the Company, and the Company shall not be considered an “Affiliate” of the Purchaser. For the avoidance of doubt, Purchaser, ProFrac, and their Affiliates shall not be Affiliates of the Company or its Affiliates.

“Board of Directors” or “Board” means the board of directors of the Company.

“Business Day” means any day other than those days on which banks in New York, New York are required or authorized to close.

“Confidentiality Agreement” means the confidentiality agreement entered into by and between the Company and Purchaser.

“Contemplated Transactions” shall mean the transactions contemplated in accordance with and subject to the terms of this Agreement and the other Transaction Documents.

i

Appendix A
“DGCL” means the Delaware General Corporate Law.

“Director” means a member of the Board of Directors of the Company.

“Disclosure Schedule” means a disclosure schedule that has been prepared by the Company and has been delivered by the Company to the Purchaser on the date of this Agreement.

“EDGAR” means the computer system for the receipt, acceptance, review, and dissemination of documents submitted to the SEC in electronic format.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” includes the country, state, county, city, and political subdivisions in which any Person or such Person’s property is located or that exercises valid jurisdiction over any such Person or such Person’s property, and any court, agency, department, commission, board, bureau, or instrumentality of any of them and any monetary authorities, stock exchanges, and self-regulatory organizations that exercise valid jurisdiction over any such Person or such Person’s property. Unless otherwise specified, all references to Governmental Authority in this Agreement mean a Governmental Authority having jurisdiction over, where applicable, the Company, its Subsidiaries, or any of their property, or any of the Purchasers.
“Institutional Accredited Investor” means an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

“Knowledge” means, with respect to the Company, means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry, or with respect to the Purchaser, the actual knowledge of the chief executive officer and chief financial officer of Purchaser.

“Law” means any federal, state, local, municipal, foreign, or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, or requirement issued, enacted, adopted, promulgated, implemented, or otherwise put into effect by or under the authority of any Governmental Authority (or under the authority of the NYSE).

“Lien” means any pledge, lien, charge, mortgage, encumbrance, or security interest of any kind or nature.

“Material Adverse Effect” means any material and adverse effect on: (i) the assets, liabilities, financial condition, business, or operations of the Company and its Subsidiaries, taken as a whole, other than (A) those occurring as a result of general economic or financial conditions or other developments that are not unique to and do not have a material disproportionate impact on the Company and its Subsidiaries but also affect other Persons who participate in or are engaged in the lines of business of which the Company and its Subsidiaries participate or are engaged, and (B) any change, in and of itself, in the market price or trading volume of the Common Stock; (ii) the ability of the Company and its Subsidiaries, taken as a whole, to carry out their businesses as of the date of this Agreement; (iii) the legality, validity, or enforceability of any Transaction Document; or (iv) the ability of the Company to consummate the Contemplated Transactions, or perform its obligations, under any Transaction Document on a timely basis.

Appendix A

“NYSE” means the New York Stock Exchange.

“Organizational Documents” means, as the context requires, (i) the Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company, each as amended to date, and/or (ii) the certificate of formation and limited liability company agreement or other equivalent organizational documents of the Company’s Subsidiaries, as amended to date.

“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), organization, or entity, or Governmental Authority.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated May 17, 2022, between the Company and the Purchaser.

“Registration Rights Agreement Amendment” means that certain amendment to the Registration Rights Agreement, dated May 17, 2022, between the Company and the Purchaser in substantially the form attached as Exhibit B hereto.

“Regulation S-K” means SEC Regulation S-K.

“Representatives” of any Person means the officers, members, managers, directors, employees, agents, legal counsel, accountants, financial advisors, or any other representatives of such Person.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholders” means the holders of the outstanding shares of Common Stock.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests sufficient to elect at least a majority of its board of directors or other governing body or, if there are no such voting interests, 50% or more of the equity interests, of which is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement, the Registration Rights Agreement Amendment, and each other document contemplated hereby or thereby.

Article 2 SALE AND PURCHASE

Section 2.1 Purchase and Sale of the Purchased Securities. At the Closing, subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell, transfer, and deliver to the Purchaser, and the Purchaser hereby agrees to purchase, for an aggregate cash payment to the Company of $19,500,000, an amount of Purchased Securities representing Pre-Fudned Warrants to

Appendix A
purchase an aggregate number of shares of Common Stock equal to (a) $19,500,000 divided by (b) the product of (1) 1.2 and (2) the price of a share of Common Stock on the NYSE immediately preceding the execution and delivery of this Agreement as calculated using a 30-day volume-weighted average price.

Section 2.2 The Closing. Subject to the terms and conditions set forth herein, the closing of the purchase and sale of the Purchased Securities by the Purchaser under this Agreement (the “Closing”) shall occur on the date hereof (the “Closing Date”) immediately following the execution and delivery of this Agreement. The Closing shall take place remotely by electronic exchange of documents and signatures.

Section 2.3 Deliveries At Closing. (a)Company Deliverables. At the Closing, the Company shall deliver to the Purchaser:
(i) Appropriate certificates, notes, or other documents representing the Purchased Securities (or appropriate evidence of book-entry registration of the Purchased Securities in the name of Purchaser that are in book-entry form); and
(ii) The Registration Rights Agreement Amendment, executed by the Company.
(b) Purchaser Deliverables. At the Closing, the Purchaser shall deliver to the Company the cash amount of $19,500,000 by wire transfer of immediately available funds to an account designed in writing by the Company.

Article 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company SEC Documents (excluding any risk factor disclosure and disclosure of risks included in any “forward-looking statements” disclaimer or other statements included in such Company SEC Documents to the extent that they are predictive or forward-looking in nature) or the corresponding sections or subsections of the Disclosure Schedule, the Company represents and warrants to Purchaser, as of the Effective Date and as of the Closing Date, as follows:

Section 3.1 Corporate Existence. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware. Disclosure Schedule 3.1 lists each of the Company’s Subsidiaries and includes the name of the Subsidiary, its jurisdiction of incorporation or organization, and capitalization, including the percentage ownership held directly or indirectly by the Company and any other equity holder of such Subsidiary. Each Subsidiary is an entity duly formed, validly existing, and in good standing under the Laws of the jurisdiction under which it was formed. The Company and each of its Subsidiaries has all requisite corporate or limited liability company power and authority, as applicable, to conduct its business as currently conducted and to own and lease its property and other assets as now owned or leased, and has all material governmental licenses, authorizations, consents, and approvals necessary to own its property and to conduct its business as its business is currently conducted and as described in the Company SEC Documents, except where the failure to obtain such licenses, authorizations, consents, and approvals could not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries is qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the nature of the business conducted by the Company or such Subsidiary makes such qualification necessary, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect.

Section 3.2 Capitalization. (a)Disclosure Schedule 3.2

Appendix A
(a) sets forth: (i) the designation, par value, and number of authorized shares of all classes of capital stock of the Company; and (ii) the issued and outstanding capital stock of the Company.
(b) All outstanding shares of Company capital stock have been duly authorized and validly issued in accordance with the Organizational Documents and are fully paid and nonassessable.
(c) The Company has no equity compensation plans that contemplate the issuance of equity interests of the Company (or securities convertible into or exchangeable for equity interests of the Company). No indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which the Company stockholders may vote is issued or outstanding. There are no outstanding or authorized (i) options, warrants, preemptive rights, subscriptions, calls, rights of first refusal, or other rights, convertible or exchangeable securities, or written agreements obligating the Company or any of its Subsidiaries to issue, transfer, or sell any equity interest in, the Company or securities convertible into or exchangeable for such equity interests, (ii) obligations of the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any equity interests of the Company or any such securities or agreements listed in clause (i) of this sentence, or (iii) proxy agreements or voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the equity interests of the Company. Except as contemplated by this Agreement, the Company has not entered into any agreements regarding the registration of any equity securities of the Company under the Securities Act.
(d) Neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or any other investment in any other Person.
(e) (i) all of the issued and outstanding equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Company, free and clear of any Liens (except for such restrictions as may exist under applicable Law and except for such Liens as may be imposed under the Organizational Documents of such Subsidiaries, as applicable), and all such ownership interests have been duly authorized, validly issued, and are fully paid (to the extent required in the Organizational Documents of such Subsidiaries, as applicable) and non-assessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607, and 17-804 of the Delaware Revised Uniform Limited Partnership Act and Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act), and (ii) neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or any other investment in any other Person.
(f) The Purchased Securities being issued to the Purchaser hereunder will be duly authorized by the Company pursuant to the Organizational Documents of the Company prior to the Closing and, when issued and delivered by the Company to Purchaser in accordance with the terms of this Agreement, will be validly issued, fully paid, and non-assessable and will be free of preemptive rights or any Liens and restrictions on transfer, other than (i) restrictions on transfer under this Agreement and under applicable state and federal securities Laws and (ii) such Liens as are created by Purchaser or its Affiliates.
Section 3.3Company SEC Documents. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) that have been filed or were required to be filed or furnished by it under the Exchange Act or the Securities Act since December 31, 2020 (all such documents collectively, the “Company SEC Documents”). The Company SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed or furnished (except to the extent corrected by a subsequently filed Company SEC Document filed prior to the date of this Agreement) (i) did not contain any untrue
v

Appendix A
statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) were prepared in conformity with generally accepted accounting principles for financial reporting in the United States applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and (v) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments), in all material respects, the consolidated financial position of the business of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. KPMG LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Section 3.4 Operations in the Ordinary Course. Since the date of the Company’s most recent Form 10-Q filing with the SEC, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course, consistent with past practice, and there has been no (a) acquisition or disposition of any material asset by the Company or any of its Subsidiaries or any contract or arrangement therefor, other than acquisitions or dispositions for fair value in the ordinary course of business, acquisitions or dispositions as disclosed in the Company SEC Documents, or (b) material change in the Company’s accounting principles, practices, or methods.

Section 3.5 Litigation. There is no Action pending or, to the Company’s Knowledge, contemplated or threatened, against the Company or any of its Subsidiaries or any of their respective officers, directors, or properties, which (individually or in the aggregate) reasonably could be expected to have a Material Adverse Effect, or which challenges the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment, or decree of any Governmental Authority which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, is or since December 31, 2020, has been the subject of any Action involving a claim of violation of or liability under federal or state securities Laws or a claim of breach of fiduciary duty. There has not been and, to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Securities Act or the Exchange Act.

Section 3.6 No Breach. Neither the Company nor any of its Subsidiaries is in violation or default of any provision of its respective Organizational Documents. Neither the Company nor any of its Subsidiaries are in material violation or default of any provision of any Law of any Governmental Authority having jurisdiction over the Company, any of its Subsidiaries or any of their respective assets or properties. The execution, delivery, and performance by the Company of each Transaction Document to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Transaction Documents, and compliance by the Company with the terms and provisions hereof and

Appendix A
thereof, do not and will not (i) violate any provision of any Law, governmental permit, determination, or award applicable to the Company or any of its Subsidiaries or any of their respective properties, (ii) conflict with or result in a violation of any provision of the Organizational Documents of the Company or any of the Company’s Subsidiaries, (iii) other than the Stockholder approval and any national securities exchange listing approval described in the Transaction Documents, require any consent or approval which has not been obtained on or prior to the date hereof or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under (A) any note, bond, mortgage, license, or loan or credit agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or (B) any other agreement, instrument, or obligation, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any of its Subsidiaries, except in the cases of clauses (i) and (iii) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 3.6 could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.7 Authority and Enforceability. The Company has all necessary corporate power and authority to execute, deliver, and perform its obligations under each Transaction Document to which it is a party and to consummate the transactions contemplated hereby or thereby, including the issuance, sale, and delivery of the Purchased Securities. The execution, delivery, and performance by the Company of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Purchased Securities), have been duly authorized by all necessary action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents will constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, and similar Laws affecting creditors’ rights generally or by general principles of equity. Except for the Stockholder approvals contemplated by the Transaction Documents, no approval by the holders of the Common Stock is required as a result of the Company’s issuance and sale of the Purchased Securities.

Section 3.8 Approvals.
(a) Except as contemplated by this Agreement or as required by the SEC in connection with the Company’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification, or written exemption from, nor any filing, declaration, qualification, or registration with, any Governmental Authority or any other Person which has not been obtained on or prior to the date hereof is required in connection with the execution, delivery, or performance by the Company of each of the Transaction Documents to which it is a party, except where the failure to receive such authorization, consent, approval, waiver, license, qualification, or written exemption, or to make such filing, declaration, qualification, or registration could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) The Board has taken any necessary actions so that the restrictions contained in Section 203 of the Delaware General Corporation Law applicable to a “business combination” (as defined in Section 203), to the extent applicable, will not apply to the execution, delivery, or performance of this Agreement or the other Transaction Documents or the consummation of the Contemplated Transactions.

Appendix A
Section 3.9 Investment Company Status. The Company is not an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder.

Section 3.10 Offering. Neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Purchased Securities. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the sale and issuance of the Purchased Securities are exempt from the registration requirements of the Securities Act. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D of the Securities Act in connection with the offer and sale by the Company of the Purchased Securities as contemplated by the Transaction Documents, or (ii) cause the offering of the Purchased Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable Law, regulation, or stockholder approval provisions. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

Section 3.11 Certain Fees. Except for the fees payable to Piper Sandler & Co., no broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission with respect to the Transaction Documents or the consummation of the Contemplated Transactions.

Section 3.12 Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent for its businesses. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance. The Company does not have any reason to believe that it or any of its Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as currently conducted without a significant increase in cost.

Section 3.13 Compliance with Laws, Governmental Authorizations. The Company and its Subsidiaries are in material compliance with each material Law that is applicable to any of them and their business. Neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, any other communication from any Governmental Authority or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law that has not heretofore been cured and for which there is no remaining liability, or (ii) any actual, alleged, possible, or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

Section 3.14 Transactions with Affiliates. Except as disclosed in any Company SEC Documents, there are no transactions, or series of related transactions, agreements, arrangements, or understandings, nor are there any currently proposed transactions, or series of related transactions, between the Company or any

Appendix A
of its Subsidiaries, on the one hand, and the Company’s Affiliates (other than the Company’s Subsidiaries) on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

Article 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser represents and warrants to, and covenants with, the Company, as of the Effective Date and as of the Closing Date, that:

Section 4.1 Valid Existence. Purchaser is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate, partnership, or limited liability company (as applicable) power and authority to own or lease its properties and carry on its business as currently conducted.

Section 4.2 Authority and Enforceability. Purchaser has all necessary corporate, partnership, or limited liability company (as applicable) power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby or thereby. The execution, delivery, and performance by Purchaser of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all legal action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents to which Purchaser is a party will constitute the legal, valid, and binding obligations of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, and similar Laws affecting creditors’ rights generally or by general principles of equity.

Section 4.3 No Breach. The execution, delivery, and performance by Purchaser of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby or thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which Purchaser is a party or by which Purchaser is bound or to which any of the property of Purchaser are subject, (ii) conflict with or result in any violation of the provisions of the organizational documents of Purchaser, or (iii) violate any statute, order, rule, or regulation of any Governmental Authority having jurisdiction over Purchaser or the property or assets of Purchaser, except in the case of clauses (i) and (iii), for such conflicts, breaches, violations, or defaults as could not reasonably be expected to have a material and adverse effect on the ability of Purchaser to consummate the transactions, or perform its obligations, under any Transaction Document on a timely basis.

Section 4.4 Certain Fees. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission payable by Purchaser with respect to the purchase of the Purchased Securities or the consummation of the Contemplated Transactions.

Section 4.5 Investment Representations.
(a) Accredited Investor Status; Sophisticated Purchasers. Purchaser is an Institutional Accredited Investor and is able to bear the risk of its investment in the Purchased Securities. Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the

Appendix A
merits and risks of the Purchased Securities and has so evaluated the merits and risks of the Purchased Securities.
(b) Acquisition for Own Account. Purchaser is acquiring the Purchased Securities pursuant to this Agreement for its own account for investment purposes and not with a view toward, or for resale or transfer in connection with, the sale or distribution thereof within the meaning of the Securities Act that would be in violation of the Securities Act.
(c) Information. Purchaser or its Representatives have been given access to and an opportunity to examine such documents, materials, and information concerning the Company as Purchaser deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to Purchaser’s full satisfaction any and all questions regarding such information.
(d) Securities Not Registered. Purchaser has been advised by the Company and understands that: (i) the Purchased Securities are being privately placed by the Company pursuant to an exemption from registration provided under Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act and neither the offer nor sale of any Purchased Securities pursuant to this Agreement has been registered under the Securities Act or any state “blue sky” laws; (ii) the Purchased Securities being acquired by Purchaser pursuant to this Agreement are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired by Purchaser from the Company in a transaction not involving a public offering and, subject to Purchaser’s rights under this Agreement, Purchaser must continue to bear the economic risk of the investment in its Purchased Securities indefinitely unless the offer and sale of the Purchased Securities are subsequently registered under the Securities Act and all applicable state securities or “blue sky” laws or an exemption from such registration is available; (iii) a restrictive legend in the form set forth in Exhibit A shall be placed on the certificates representing the Purchased Securities; and (iv) a notation shall be made in the appropriate records of the Company indicating that the Purchased Securities are subject to certain restrictions on transfer.
(e) No General Solicitation. Purchaser acknowledges and agrees that neither the Company nor any other Person offered to sell to it the Purchased Securities by means of any form of general solicitation or advertising, including but not limited to: any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees were invited by any general solicitation or general advertising. Purchaser further acknowledges and agrees that it was solicited or became aware of the investment in the Purchased Securities either through (i) a substantive, pre- existing relationship with the Company, (ii) direct contact with the Company or its agents outside of any public offering effort, and/or (iii) through contacts by the Company not identified through any public offering.
(f) No Side Agreements. Except for the Confidentiality Agreement or as set forth in the Company SEC Documents or public filings made by Purchaser with the SEC, there are no other agreements by, among or between Purchaser and any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby (other than the Transaction Documents), and there are no promises or inducements for future transactions by, among or between Purchaser and any of its Affiliates, on the one hand, and the Company and any of its Affiliates, on the other hand.
(g) Reliance Upon Purchaser’s Representations and Warranties. Purchaser understands and acknowledges that the Purchased are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and
x

Appendix A
understandings of Purchaser set forth in this Agreement (i) in concluding that the offer and sale of the Purchased Securities is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (ii) to determine the applicability of such exemptions in evaluating the suitability of Purchaser to purchase the Purchased Securities.
(h) Independent Investment Decision. Purchaser has made an independent investment decision with respect to this Agreement and the Purchased Securities.
Section 4.6Transfer; Pledge. Purchaser will not, directly or indirectly, offer, sell, transfer, or otherwise dispose of any of the Purchased Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder. Subject to the foregoing sentence, notwithstanding anything to the contrary in the Transaction Documents, or the Organizational Documents, Purchaser may (i) assign all or any portion of the Purchased Securities, or any Common Stock issuable upon the exercise of the Purchased Securities to an Affiliate of Purchaser and (ii) pledge the Purchased Securities, or any Common Stock issuable upon the exercise of thePurchased Securities.

Article 5 GENERAL PROVISIONS

Section 5.1 Publicity. The Parties shall consult with each other before issuing any press release or otherwise making any public statements about this Agreement, the Contemplated Transactions, or the Transaction Documents. None of the Parties shall issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Law or the NYSE requirements, in which case that Party shall use its commercially reasonable efforts to consult with the other Parties before issuing any such release or making any such public statement.

Section 5.2 Continued Listing on a National Securities Exchange. The Company will use commercially reasonable efforts necessary to remain in compliance with the NYSE continued listing standards. If after using commercially reasonable efforts, the Company is unable to remain in compliance with the NYSE continued listing standards, the Company will use commercially reasonable efforts to cause the Common Stock to become listed or quoted on another national securities exchange.

Section 5.3 Enforcement of Agreement. The Parties to this Agreement agree that irreparable damage would occur in the event that certain of the provisions of this Agreement were not performed by the Parties in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, the Parties shall be entitled to an injunction or injunctions, without the necessity of posting bond, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In connection with any action for specific performance or to otherwise seek equitable relief against them the Parties hereby waive (and agree not to assert) (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Laws to post a bond or other security as a prerequisite to obtaining equitable relief.

Section 5.4 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties hereto as contemplated by or referred to herein, including the Transaction Documents and the Disclosure Schedules, constitute the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings, representations, warranties, and agreements, whether written or oral, with respect hereto. For the avoidance of doubt, this Agreement shall not supersede that certain Securities Purchase Agreement, dated as of February 16, 2022, between the Company and ProFrac Holdings II,

Appendix A
LLC, a Texas limited liability company and Affiliate of the Purchaser, the terms of which shall remain in full force and effect.

Section 5.5 Disclosure Schedules. All capitalized terms not defined in the Disclosure Schedules shall have the meanings assigned to them in this Agreement. The inclusion of any information in any section of the Disclosure Schedules shall not be deemed to be an admission or acknowledgment by the Company that such information is required to be listed in such section or is material to or outside the ordinary course of the business of the Company or its Subsidiaries, nor shall such information be deemed to establish a standard of materiality (and the actual standard of materiality may be higher or lower than the matters disclosed by such information). The information contained in the Disclosure Schedules is disclosed solely for purposes of this Agreement, and no information contained therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever (including, without limitation, any violation of applicable law or breach of contract). Any information disclosed in the Disclosure Schedules under any section or subsection number shall be deemed to be disclosed and incorporated in the Disclosure Schedules under any other section or subsection to the extent the relevance of such information to such other section is reasonably apparent on the face of such disclosure.

Section 5.6 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent via facsimile, with confirmation, mailed by registered or certified mail, return receipt requested, or delivered by an express courier, with confirmation, to the parties at the following addresses or at such other address for a Party as shall be specified by like notice:
(a) If to the Company, to:
Flotek Industries, Inc.
8846 N. Sam Houston Parkway W.
Suite 150
Houston, Texas 77064
Attn: Nicholas J. Bigney
Copy to Counsel:
Norton Rose Fulbright US LLP
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Attention: Robert Morris; Brandon Byrne
or to such other person at such other place as the Company shall designate to the Purchaser in writing; and
(b) If to the Purchaser:
ProFrac Holdings II, LLC
333 Shops Blvd, Suite 301
Willow Park, TX 75022
Attn: Rob Willette
Copy to Counsel:
Brown Rudnick LLP
One Financial Center
Boston, MA 02111
Attn: Andreas Andromalos
or to such other person at such other place as the Purchaser shall designate to the Company in writing.

Appendix A
Section 5.7 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

Section 5.8 Assignment. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties hereto and their respective heirs, representatives, successors, and assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed; provided that Purchaser may assign this Agreement, upon written notice to the Company, to ProFrac Holding Corp. or any direct or indirect subsidiary of ProFrac Holding Corp. or Purchaser.

Section 5.9 Waiver of a Jury Trial. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS.

Section 5.10 Severability. In case any provision contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 5.11 No Third-Party Beneficiary. Except as set forth herein, the terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective heirs, representatives, successors, and assigns, and it is not the intention of the Parties to confer upon any other person or entity any rights or remedies.

Section 5.12 Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the Parties hereto. Any agreement on the part of a Party hereto to the waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party; provided, however, that if any such amendment or waiver shall by applicable Law or in accordance with the rules and regulations of NYSE require approval of the Stockholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Stockholders.

Section 5.13 Governing Law; Consent to Jurisdiction.
(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America; without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the Laws of any other jurisdiction.
(b) EACH OF THE PURCHASER AND THE COMPANY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS INVOLVING ONLY SUCH PARTIES RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED ONLY IN SUCH COURTS.
(c) In the event that any proceeding, suit, or action is instituted to enforce any provision in this Agreement, the prevailing Party in such dispute shall be entitled to recover from the losing Party all fees, costs, and expenses of enforcing any right of such prevailing Party under or with respect to this Agreement, including, without limitation,FLOTEK INDUSTRIES, INC.

Appendix A

Appendix B

FLOTEK INDUSTRIES, INC.

2018 LONG-TERM INCENTIVE PLAN

1.Purpose of this Plan. The purpose of this Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to Employees, Non-Employee Directors and Consultants, and (iii) promote the success of the Company’s business interests. This Plan permits the grant of Incentive Stock Options, Non-Qualified Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units, and Other Stock‑Based Awards.

2.Definitions. As used in this Plan, the following definitions shall apply:

“Administrator” means the Board or any of its Committees that shall be administering this Plan, in accordance with Section 4 of this Plan. Except as otherwise determined by the Board, the Compensation Committee shall be the Administrator.

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Administrator, (ii) any trades or businesses, whether or not incorporated, which are members of controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company, or (iii) any other entity, approved as an Affiliate by the Administrator, in which the Company or any of its other Affiliates has a material equity interest; provided, however, that with respect to Incentive Stock Options, the term “Affiliate” shall mean only a “parent corporation” of the Company or a “subsidiary corporation” of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to Non-Qualified Options and Stock Appreciation Rights, the term “Affiliate” shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.
“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or shall be, granted under this Plan.
“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-Qualified Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units, and Other Stock‑Based Awards.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award. An Award Agreement is subject to the terms and conditions of this Plan.

Appendix B

“Awarded Stock” means the Common Stock subject to an Award.

“Board” means the Board of Directors of the Company.

“Cash Value” of an Award means the sum of (i) in the case of any Award which is not an Option, Stock Appreciation Right or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled as if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option or Stock Appreciation Right, the excess, if any, of the Fair Market Value per Share over the exercise price or strike price, respectively, or (B) in the case of an Award of Restricted Stock, the Fair Market Value per Share of Restricted Stock, multiplied by the number of Shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

“Cause”, unless otherwise defined in the applicable Award Agreement, means, with respect to the termination of a Participant: (i) the Participant‘s continued failure to substantially perform one or more of his or her essential duties and obligations to the Company (other than any such failure resulting from a Disability) which, to the extent such failure is remediable, the Participant fails to remedy in a reasonable period of time (not to exceed 30 days) after receipt of written notice from the Company; (ii) the Participant’s refusal or failure to comply with the reasonable and legal directives of the Board after written notice from the Board describing the Participant’s failure to comply and, if such failure is remediable, the Participant’s failure to remedy same within 10 days of receiving written notice; (iii) any act of personal dishonesty, fraud or misrepresentation taken by the Participant which was intended to result in substantial gain or personal enrichment of the employee at the expense of the Company; (iv) the Participant’s violation of a federal or state law or regulation applicable to the Company’s business which violation was or is reasonably likely to be materially injurious to the Company; (v) the Participant’s conviction of, or plea of nolo contendere or guilty to, a felony under the laws of the United States or any State that is reasonably likely to be materially injurious to the Company; (vi) the Participant’s abuse of drugs, other narcotics or alcohol during working hours or where such abuse (whenever occurring) impacts on the Participant’s service to the Company; (vii) the Participant’s breach of any of his or her material obligations under any written agreement with the Company (including without limitation his or her employment agreement, if any, and any proprietary information and inventions assignment agreement with the Company); or (viii) the Participant’s violation of a material policy of the Company which, to the extent such failure is remediable, the Participant fails to remedy in a reasonable period of time (not to exceed 30 days) after receipt of written notice from the Company. The Administrator shall determine whether Cause exists and whether a termination is or was for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Administrator’s determinations are conclusive and binding on all persons for all purposes of the Plan.

“Change of Control” shall be deemed to have occurred upon any of the following events:
a.any “person” or “persons” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any Affiliate of the Company, (4) an entity owned, directly or

Appendix B
indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (5) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;
b.the consummation of any merger, organization, business combination, or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination, or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination, or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;
c.the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;
d.the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or
e.the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Change of Control” met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term “Change of Control” herein shall mean, but only with respect to the income so affected, a transaction, circumstance, or event that constitutes a “Change of Control” (as defined above) and that also constitutes a “change in control event” within the meaning of Treas. Reg. §1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the U.S. Treasury regulations promulgated thereunder. Any reference to a section of the Code shall be deemed a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or other individuals that satisfies Applicable Laws and was appointed by the Board in accordance with Section 4 of this Plan. Except as otherwise determined by the Board, “Committee” shall mean the Compensation Committee.

Appendix B
“Common Stock” means the common stock, $0.0001 par value per Share, of the Company.

“Company” means Flotek Industries, Inc., a Delaware corporation, and any successor to thereto.

“Compensation Committee” means the Compensation Committee of the Board; provided, however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the “Compensation Committee”) of two or more members of the Board, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act).

“Consultant” means any natural person, including an advisor (but excluding a Director), engaged by the Company or an Affiliate thereof to render services to such entity as a consultant or independent contractor.

“Director” means a member of the Board.

“Disability” means the condition of being unable to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his or her guardian) and the Company, provided that if the Employee or Non-Employee Director (or his or her guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his or her guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding, and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Disability” included and met the requirements of a “disability” within the meaning of Treas. Reg. §1.409A-3(i)(4), then the term “Disability” shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, for a period of not less than three months under the Company’s accident and health plan; and (ii) with respect to an Incentive Stock Option, “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, determined in accordance with Sections 22(e)(3) and 422(c)of the Code.

Appendix B
“Disqualifying Disposition” means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a “disqualifying disposition” within the meaning of Section 422 of the Code.

“Dividend Equivalent” means a notional credit, made at the sole discretion of the Administrator, to a bookkeeping account with respect to a Participant in an amount equal to the value of dividends paid on one Share for each Share subject to an Award held by such Participant. Under no circumstances shall the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock Appreciation Right. Additionally, Dividend Equivalents shall be subject to the same restrictions on transferability, vesting and forfeitability as the Award with respect to which they are credited. Dividend Equivalents will be granted only if a grant thereof is explicitly made in the applicable Award Agreement.

“Effective Date” means March 16, 2018, the date this Plan was adopted by the Board. The effectiveness of this Plan is contingent upon its approval by the Company’s stockholders not more than one year after the date of this Plan’s adoption by the Board.

“Employee” means any natural person employed by the Company or any Affiliate thereof. Neither service as a Director only nor payment of a director’s fee by the Company or any Affiliate thereof shall be sufficient to constitute “employment” for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

a.If the Common Stock is listed on any established stock exchange or a national market system, or if the Common Stock is regularly quoted by a recognized securities dealer, the Fair Market Value shall be the closing price of the Common Stock on such exchange or system for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
b.In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator by a reasonable application of a reasonable valuation method. Notwithstanding the foregoing to the contrary, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

“Forfeit” and variations thereof (whether or not capitalized) means to lose a Participant’s rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse, or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and “forfeiture” means the loss of the rights that are so forfeited.

Appendix B
“Incentive Stock Option” means an Option intended to qualify and receive favorable tax treatment as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Incumbent Board” means individuals who, as of the Effective Date, constitute the Board.

“Non-Employee Director” means a Director who is neither an Employee nor a Consultant.

“Non-Qualified Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock

Option.
“Option” means an Incentive Stock Option or a Non-Qualified Option to purchase Common Stock granted pursuant to this

Plan.
“Other Stock-Based Awards” means any other awards not specifically described in this Plan that are payable by delivery of Shares or valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12 of this Plan.

“Participant” means a Service Provider who has been granted and holds an outstanding Award under this Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means goals which have been established by the Administrator in connection with an Award and are based on one or more criteria, including, but not limited to, the following: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on tangible assets; (x) return on investment; (xi) return on capital; (xii) return on equity; (xiii) return on invested capital; (xiv) return on capital employed; (xv) economic value added; (xvi) gross margin; (xvii) net income; (xviii) pretax earnings; (xix) pretax earnings before interest; (xx) pretax earnings before interest, taxes, depreciation and amortization; (xxi) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xxii) operating income; (xxiii) total stockholder return; (xiv) debt reduction; (xv) successful completion of an acquisition, initial public offering, private placement of equity or debt; (xvi) reduction of expenses; or (xvii) any combination or of a specified increase, decrease or change, as applicable, in any of the foregoing.

“Performance Period” means the time period during which the Performance Goals must be met.

“Performance Share” means Shares issued pursuant to a Performance Share Award under Section 10 of this Plan.

"Performance Unit” means, pursuant to Section 10 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.

Appendix B
“Plan” means this Flotek Industries, Inc. 2018 Long-Term Incentive Plan. In accordance with Section 17, this Plan became effective on the Effective Date, subject to the Company’s stockholders approving this Plan not more than one year after the date of this Plan’s adoption by the Board.

“Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 of this Plan.

“Restricted Stock Unit” means, pursuant to Section 11 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, as applicable, or as otherwise set forth in the Award Agreement.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to this Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means an Employee, Non-Employee Director or Consultant.

“Share” means a share of Common Stock, as adjusted in accordance with Section 15 of this Plan.

“Stock Appreciation Right” means, pursuant to Section 9 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the excess, if any, of the Fair Market Value of a Share as of the date such Stock Appreciation Right is exercised over the Fair Market Value of a Share as of the date such Stock Appreciation Right was granted, or as otherwise set forth in the Award Agreement.

“Termination” and variations thereof (whether or not capitalized) means, with respect to a Service Provider’s service to the Company or its Affiliates, the end of the Participant’s employment, status as a Non-Employee Director, or engagement or relationship as a Consultant, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term “termination” included and met the requirements of a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h), then the term “termination” herein shall mean, but only with respect to the income so affected, an event, circumstance, or condition that constitutes both a “termination” as defined in the preceding sentence and a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, “termination” shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

“Vest,” “vesting”, and variations thereof (whether or not capitalized), means with respect to an Award, the lapsing or elimination of the Participant’s risk of forfeiture with respect to such Award.

Appendix B

3.Stock Subject to this Plan.

Stock Subject to this Plan. Subject to the provisions of Section 15 of this Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under this Plan is 11,500,000 Shares, all of which may be issued pursuant to Incentive Stock Options. The Shares to be delivered under the Plan shall be fully paid and non-assessable and may be made available from authorized but unissued Shares, treasury stock, or Shares acquired in the open market.

Share Usage. In the event that an Award is granted that, pursuant to the terms of the Award Agreement, cannot be settled in Shares, the aggregate number of Shares that may be made the subject of Awards under the Plan shall not be reduced. Any Shares related to an Award granted under the Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares shall again be available for Awards under the Plan. Any Shares tendered or repurchased (i) to pay the exercise price of an Option granted under the Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under the Plan, shall not become available again for grant under the Plan. The full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the aggregate number of Shares that may be made subject to Awards under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights.

Share Reserve. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

Certain Limitations on Awards. The maximum number of Shares subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of Shares which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 1,000,000 Shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 Shares. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock-Based Awards under this Plan, (i) if the compensation under the Other Stock-Based Awards is denominated under the Award Agreement only in terms of Shares or a multiple of the Fair Market Value per Share, shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 Shares; or (ii) in all other cases, shall not exceed $10,000,000. The maximum number of Shares which may be subject to Awards of Performance Shares made to any one Participant pursuant to this Plan in any calendar year shall be 1,000,000 Shares. The maximum amount of compensation any Participant can be paid in any calendar year pursuant to Awards of Performance Units shall not exceed $10,000,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 15(a).

4.Administration of this Plan.
a.Procedure.

Appendix B
i.Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer this Plan.
ii.Rule 16b-3. If a transaction is intended to be exempt under Rule 16b-3, then it shall be structured to satisfy the requirements for exemption under Rule 16b-3.
iii.Other Administration. Other than as provided herein, this Plan shall be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws. Except as otherwise determined by the Board, the Compensation Committee shall be the Administrator.
b.Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion to:
i.determine who are Service Providers;
ii.determine the Fair Market Value of Awards;
iii.select the Service Providers to whom Awards may be granted under this Plan;
iv.determine the number of Shares to be covered by each Award granted under this Plan;
v.determine when Awards are to be granted under this Plan and the applicable date of grant;
vi.approve forms of Award Agreements for use under this Plan;
vii.determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions (subject to the provisions of Section 6), and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
viii.construe and interpret the terms of this Plan, Award Agreements and Awards granted pursuant to this Plan;
ix.prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to the creation and administration of sub-plans;
x.amend the terms of any outstanding Award Agreement or Award, including the discretionary authority to extend the post‑termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Non-Qualified Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code;
xi.allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award up to the number of Shares or cash having a Fair Market Value equal to the amount required to be withheld based on any amount up to the minimum supplemental income tax rate in the applicable jurisdiction. The Fair

Appendix B
Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
xii.authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
xiii.allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;
xiv.determine whether Awards shall be settled in Shares, cash or in a combination thereof;
xv.determine whether Awards shall be adjusted for dividends or Dividend Equivalents, provided, however, that to the extent an Award is to be settled in Shares, any dividends or Dividend Equivalents shall not be issued or granted with respect to unvested Awards, and instead shall be held (or, in the case of Dividend Equivalents, credited to a notional bookkeeping account for the benefit of the Participant) by the Company and delivered to the Participant, if at all, only upon such Award becoming vested or settled, as applicable;
xvi.create Other Stock-Based Awards for issuance under this Plan;
xvii.impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
xviii.establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award;
xix.to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan, any Award Agreement and any other instrument or agreement relating to an Award; and
xx.make all other determinations that the Administrator deems necessary or advisable for administering this Plan.
The express grant in this Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board. To the extent the Compensation Committee serves as the Administrator with respect to grants of Awards, no member of the Compensation Committee shall vote or act upon any matter relating solely to himself/herself; grants of Awards to members of the Compensation Committee must be ratified by the Board.
c.Prohibition on Repricing of Options and Stock Appreciation Rights. Notwithstanding anything in this Plan to the contrary, no repricing of Options or Stock Appreciation Rights may be effectuated without the prior approval of the Company’s stockholders; provided, however, that the foregoing prohibition shall not apply to the extent an adjustment is

Appendix B
required under Section 15. The exercise price of Options or Stock Appreciation Rights may not be reduced and Options or Stock Appreciation Rights may not be cancelled in exchange for other awards, or cancelled in exchange for Options or Stock Appreciation Rights having a lower exercise price, or cancelled in exchange for cash, without stockholder approval provided, however, that the foregoing prohibitions shall not apply to the extent an adjustment is required under Section 15.
d.Effect of Administrator’s Decision. The Administrator’s decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest in this Plan.
e.Indemnification. The Company shall, to the maximum extent permitted by law, defend and indemnify members of the Board, each Committee, the Administrator, officers and Employees of the Company or of an Affiliate thereof to whom authority to act for the Board, each Committee, the Administrator or the Company is delegated (“Indemnitees”) against (i) all reasonable expenses, including reasonable attorneys’ fees incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein (collectively, a “Claim”), to which any of them is a party by reason of any action taken or failure to act in connection with this Plan, or in connection with any Award granted under this Plan; and (ii) all amounts required to be paid by them in settlement of a Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person shall be entitled to indemnification to the extent it is determined in such Claim that such person did not in good faith and in a manner reasonably believed to be in the best interests of the Company (or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful). In addition, to be entitled to indemnification, the Indemnitee must, within 30 days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company’s expense, to defend the Claim. The right to indemnification shall be in addition to all other rights of indemnification available to the Indemnitee.
f.Eligibility. With the exception of Incentive Stock Options, Awards may be granted to Employees, Non-Employee Directors and Consultants. Incentive Stock Options may be granted only to Employees.
g.Minimum Vesting Requirement. Except as permitted under the Carve-Out Exception (defined below), all Awards shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, however, that for purposes of Awards granted to Non-Employee Directors, “one year” may mean the approximately one-year period from one regular annual stockholder meeting to the immediately following regular annual stockholder meeting, as long as the period is not less than 50 weeks. The foregoing minimum vesting requirement shall not apply: (i) with respect to 5% of the Share reserve as initially set forth in Section 3(a) (such 5% being referred to herein as the “Carve-Out Exception”) or (ii) to the vesting of an Award that is accelerated as a result of a Change of Control or termination of the Participant due to his or her death or Disability, in all cases under terms consistent with this Plan. To the extent Section 3(a) is amended to increase the number of Shares reserved therein, then 5% of the Shares subject to such increase shall be added to, and increase, the number of Shares subject to the Carve-Out Exception.

Appendix B

5.Options.
a.Grant of Options. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.
b.Option Agreement. Each Award of an Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions (if any) applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
c.Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the maximum term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the maximum term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement. Unless set forth otherwise in the Award Agreement, a Non-Qualified Option shall have a maximum term of 10 years. In no event shall a Non-Qualified Option have a maximum term longer than 10 years.
d.$100,000 Limitation for Incentive Stock Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, such Options shall be treated as Non-Qualified Options. For purposes of this Section 7(d), Incentive Stock Options shall be taken into account in the order in which granted. The Fair Market Value of the Shares shall be determined as of the time the Options with respect to such Shares are granted.

6.Option Exercise Price and Consideration.
a.Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Administrator, subject to the following:
i.In the case of an Incentive Stock Option:
1.granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
2.granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.
ii.In the case of a Non-Qualified Option, the per Share exercise price shall be determined by the Administrator, but shall not be less than the Fair Market Value per Share on the date of grant.

Appendix B
iii.Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
iv.Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. Subject to the provisions of Section 6, the Administrator may, in its sole discretion, accelerate the satisfaction of such conditions at any time.

7.Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Consideration, to the extent permitted by Applicable Laws, for exercising an Option may consist entirely of:
a.cash;
b.check acceptable to the Company;
c.in the discretion of the Administrator, other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences;
d.in the discretion of the Administrator, consideration received by the Company under a cashless exercise or net exercise program implemented by the Company in connection with this Plan;
e.in the discretion of the Administrator, any combination of the foregoing methods of payment; or
f.in the discretion of the Administrator, any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.

8.Exercise of Option.
a.Procedure for Exercise; Rights as a Stockholder. Any Option granted under this Plan shall be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of this Plan or the applicable Award Agreement. Exercising an

Appendix B
Option in any manner shall decrease the number of Shares thereafter available for sale under the Option by the number of Shares as to which the Option is exercised.
b.Termination of Relationship as a Service Provider (Other Than Death or Disability). If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the maximum term of such Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant ceasing to be a Service Provider, the vested portion of such Option shall be exercisable for 3 months following his or her ceasing to be a Service Provider (other than upon the Participant’s death or Disability) (but in no event later than the expiration of the maximum term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider (other than upon the Participant’s death or Disability), then immediately thereafter, the Participant shall immediately forfeit the unvested portion or his or her Option and the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the applicable time period, then immediately thereafter, the Option shall automatically terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.
c.Disability of Participant. If a Participant ceases to be a Service Provider as a result of his or her Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the maximum term of the Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant ceasing to be a Service Provider as a result of his or her Disability, the vested portion of such Option shall be exercisable for 12 months following the Participant ceasing to be a Service Provider as a result of his or her Disability (but in no event later than the expiration of the maximum term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of his or her Disability, then immediately thereafter, the Participant shall immediately forfeit the unvested portion or his or her Option and the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the applicable time period, then immediately thereafter, the Option shall automatically terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.
d.Death of Participant. If a Participant dies while a Service Provider, the vested portion of the Option may be exercised within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his or her death; provided that such designation must be in a form acceptable to and accepted by the

Appendix B
Administrator. If the Participant designates his or her spouse as the beneficiary for purposes of this Section 7(g)(iv) and the Participant ceases to be married to such individual, then such beneficiary designation shall be deemed revoked and of no force or effect as of the date of the termination of such marriage. If no beneficiary has been designated by the Participant (or no proper beneficiary designation is in place), then the vested portion of the Option may be exercised, as applicable, by the personal representative of the Participant’s estate or by the persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant’s death, the vested portion of such Option shall be exercisable for 12 months following his or her death (but in no event later than the expiration of the maximum term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of his or her death, then immediately thereafter, the Participant shall immediately forfeit the unvested portion or his or her Option and the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant’s beneficiary, personal representative or permitted transferee does not exercise the Option as to all of the vested Shares within the applicable time period, then immediately thereafter, the Option shall automatically terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.
e.Notification of Disqualifying Disposition. Any Employee who receives an Incentive Stock Option shall be required to notify the Administrator in writing, within ten days of a Disqualifying Disposition, of such Disqualifying Disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option.

9.Restricted Stock.
a.Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.
b.Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
c.Removal of Restrictions. Subject to the provisions of Section 6, the Administrator may, in its sole discretion, accelerate the time at which any restrictions shall lapse or be removed.
d.Voting Rights. Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
e.Dividends and Other Distributions. Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares. All such dividends and distributions shall be held back by the Company and shall be subject to the same restrictions on transferability, vesting and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Appendix B
f.Return of Restricted Stock to Company. If Shares of Restricted Stock do not vest in accordance with the Plan and the Award Agreement, then such Restricted Stock shall automatically be forfeited by the Participant and shall again be available for grant under this Plan as set forth in Section 3.

10.Stock Appreciation Rights.
a.Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, a Stock Appreciation Right may be granted to a Service Provider at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider. Subject to the provisions of Section 6, the Administrator shall have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan, including the sole discretion to accelerate exercisability at any time, provided, however, that the per Share strike price that will determine the amount of the payment the Company receives upon exercise of a Stock Appreciation Right shall not be less than the Fair Market Value per Share on the date of grant.
b.Stock Appreciation Right Agreement. Each Stock Appreciation Right grant shall be evidenced by an Award Agreement that shall specify the strike price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
c.Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under this Plan shall expire upon the date determined by the Administrator, in its sole discretion, as set forth in the Award Agreement; provided, however, no Stock Appreciation Right shall be exercisable later than 10 years after the date of grant. Notwithstanding the foregoing, the rules of Sections 7(g)(i), to the extent applicable, 7(g)(ii), 7(g)(iii) and 7(g)(iv) shall also apply to Stock Appreciation Rights.
d.Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
i.The excess, if any, of the Fair Market Value of a Share on the date of exercise over the strike price; times
ii.The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the sole discretion of the Administrator, the payment upon the exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination thereof.

11.Performance Units and Performance Shares.
a.Grant of Performance Units and Performance Shares. Subject to the terms and conditions of this Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator in its sole discretion. The Administrator shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Service Provider.

Appendix B
b.Value of Performance Units and Performance Shares. Each Performance Unit and Performance Share shall have an initial value established by the Administrator on or before the date of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.
c.Performance Goals and Other Terms. The Administrator shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units and Performance Shares that shall be paid out to the Participant. Each award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period and such other terms and conditions as the Administrator in its sole discretion shall determine. The Administrator may set Performance Goals based upon the achievement of Company‑wide, divisional, or individual goals (including solely continued service) or any other basis determined by the Administrator in its sole discretion.
d.Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive settlement or removal of restrictions, as applicable, with respect to the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.
e.Form and Timing of Payment of Performance Units and Performance Shares. Payment or removal of restrictions, as applicable, of earned Performance Units and earned Performance Shares, if any, shall be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units, as applicable, at the close of the applicable Performance Period) or in a combination of cash and Shares.
f.Cancellation of Performance Units or Performance Shares. If Performance Units or Performance Shares do not vest in accordance with the Plan and the Award Agreement, then such Performance Units or Performance Shares shall automatically be forfeited, and the Shares subject to such Awards shall again be available for grant under this Plan as set forth in Section 3.

12.Restricted Stock Units.
a.Grant of Restricted Stock Units. Subject to the terms and conditions of this Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator in its sole discretion.
b.Restricted Stock Unit Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.
c.Holder’s Rights as Stockholder. The holder of a Restricted Stock Unit Award shall have no rights of a stockholder with respect to the Restricted Stock Unit Award. A holder shall have no voting rights with respect to any Restricted Stock Unit Award.
d.Form and Timing of Payment of Restricted Stock Units. Payment of earned Restricted Stock Units shall be made upon vesting (or as soon as practicable thereafter) or on the

Appendix B
settlement date set forth in the Award Agreement, as applicable. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units) or in a combination of cash and Shares.
e.Cancellation of Restricted Stock Units. If Restricted Stock Units do not vest in accordance with the Plan and the Award Agreement, then such Restricted Stock Units shall automatically be forfeited, and the Shares subject to such Awards shall again be available for grant under this Plan as set forth in Section 3.
f.Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under this Plan and/or cash awards made outside of this Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards, including any dividend or voting rights and whether the Award shall be paid in cash.
g.Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted under this Plan shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate thereof. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three months following the expiration of the leave of absence, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Option.
h.Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13.Adjustments; Change of Control.
a.Adjustments. In the event of any change in the outstanding Shares of Common Stock by reason of any stock split, stock dividend or other non‑recurring dividends or distributions, recapitalization, merger, consolidation, spin‑off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Common Stock, an adjustment shall be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, the

Appendix B
number and class of Shares issuable pursuant to Options, and the numerical limits contained in Sections 3 and 6 of this Plan. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.
b.Change of Control. In General. Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:
i.the Board may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Board may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;
ii.the Board may waive, alter, and/or amend the Performance Goals and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the period during which the Award is subject to forfeiture and/or is not exercisable or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;
iii.the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquiror’s stock;
iv.the Board may terminate the Plan; and
v.the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate.
Notwithstanding the above provisions of this Section 15(b), the Board shall not be required to take any action described in the preceding provisions of this Section 15(b), and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 15(b) shall be final, binding and conclusive with respect to the Company and all other interested persons.

14.Right to Cash-Out. The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 15(b)(ii) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld. If an Award is an Option or Stock Appreciation Right and no Cash Value exists with respect thereto, then such cash-out shall be effectuated with no cash (or other) payment to the Participant holding such Award.

15.Company Rights Regarding Transactions. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital

Appendix B
structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting Shares or Share rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

16.Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or a later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17.Board and Stockholder Approval; Term of Plan. The Board approved this Plan to be effective on the Effective Date, subject to the Company’s stockholders approving this Plan not more than one year after the date of this Plan’s adoption by the Board. This Plan shall continue in effect for a term of 10 years from the Effective Date unless terminated earlier under Section 19 of this Plan. No Award shall be granted under the Plan prior to the date on which the Plan is so approved by the Company’s stockholders, unless its grant, vesting and settlement are conditioned upon the approval of the Plan by the Company’s stockholders not more than one year after the date of this Plan’s adoption by the Board. If the Plan is not approved by the Company’s stockholders not more than one year after the date of this Plan’s adoption by the Board, all Awards, if any, granted under the Plan shall be immediately and automatically cancelled and terminated without any action required by the Company, the Board or the Administrator and without any payment or consideration with respect thereto. If the Plan is timely approved by the Company’s stockholders and becomes effective, neither Awards properly granted under the Plan nor the authority of the Board or the Administrator to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall terminate by reason of the expiration of the term of the Plan.

18.Term of Awards. The term of each Award shall be for such period as may be determined by the Administrator; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

19.Amendment and Termination of this Plan; Amendment of Awards.

20.Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.

21.Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
a.Effect of Amendment or Termination. Except as provided in Section 15(b), no amendment, alteration, suspension, or termination of this Plan shall materially or adversely impair the rights of any Participant (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code, or other Applicable Laws, or to prevent adverse tax consequences to the participants), unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

Appendix B
Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted under this Plan prior to the date of termination.
b.Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Non-Qualified Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code.
c.Conflict Between Plan and Award Agreements. In the event of a conflict or inconsistency between the terms of the Plan and the terms of any Award Agreement, the terms of the Plan shall control.

22.Conditions upon Issuance of Shares.
a.Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares shall comply with Applicable Laws.
b.Tax Withholding. No Shares or other remuneration shall be delivered under this Plan to any Participant or other person until the Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of all applicable non-U.S., U.S.-federal, U.S.-state, and local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise, vesting or settlement, as applicable, of an Award, the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of up to the whole number of Shares covered by the Award sufficient to satisfy the withholding obligations incident to the exercise or vesting of an Award based on the minimum supplemental rate in the applicable jurisdiction.

23.Severability. Notwithstanding any contrary provision of this Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or any Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of this Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

24.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Appendix B
25.No Rights to Awards. No eligible Service Provider or other person shall have any claim to be granted any Award pursuant to this Plan, and neither the Company nor the Administrator shall be obligated to treat Participants or any other person uniformly.

26.No Stockholder Rights. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.

27.Fractional Shares. No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.

28.Governing Law. This Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Delaware, without regard to choice of law principles that direct the application of the laws of another state.

29.No Effect on Terms of Employment, Directorship or Consulting Relationship. This Plan shall not confer upon any Participant any right as a Service Provider, nor shall it interfere in any way with his or her right or the right of the Company or any Affiliate thereof to terminate the Participant’s service at any time, with or without cause, and with or without notice.

30.Unfunded Obligation. This Section 28 shall only apply to Awards that are not settled in Shares. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to this Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Affiliate thereof shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Affiliate thereof and the Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or any Affiliate thereof. The Participants shall have no claim against the Company or any Affiliate thereof for any changes in the value of any assets that may be invested or reinvested by the Company with respect to this Plan.

31.Section 409A. Awards under the Plan are intended either to provide compensation that is exempt from Section 409A of the Code, or that satisfies the requirements of Section 409A of the Code, and the Plan and all Awards shall be construed and interpreted accordingly. If and to the extent any amount of compensation under an Award is determined by the Administrator to constitute deferred compensation that is not exempt from Section 409A of the Code and that is to be paid, settled or provided by reason of a Participant’s termination of employment, then (a) such compensation shall be paid, settled or provided by reason of a Participant’s termination of employment only if that termination also constitutes a “separation from service” within the meaning of that term under Section 409A of the Code, and (b) if the Participant is determined by

Appendix B
the Administrator to be a “specified employee” within the meaning of Section 409A of Code, all payments or provisions compensation that would otherwise be paid, settled or provided before the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death) shall be withheld and accumulated and paid or provided without interest on or as soon as practicable after the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death). Each payment or provision of compensation under an Award shall be treated as a separate payment for purposes of Section 409A of the Code. References to termination of employment and similar concepts in the Plan and Awards Agreements shall be interpreted and applied in accordance with the foregoing provisions. In the case of any Award intended to be exempt from Section 409A of the Code, if the time of distribution or settlement thereof is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution or settlement shall be made no later than March 15 of the calendar year following the calendar year in which such Award vested or the risk of forfeiture with respect thereto lapsed.

32.No Guarantee of Tax Consequences. The Participant shall be solely responsible for and liable for any and all tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan and the grant, vesting, payment or settlement of any Award hereunder. None of the Board, the Company or the Administrator makes any commitment or guarantee that any federal, state, local or other tax treatment will (or will not) apply or be available to any person participating or eligible to participate hereunder and assumes no responsibility or liability whatsoever for the tax consequences to the Participants.

33.Construction. Headings in this Plan are included for convenience and shall not be considered in the interpretation of this Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns shall be construed to include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan shall be construed according to its fair meaning and shall not be strictly construed against the Company.

34.Compensation Recoupment. All compensation and Awards payable or paid under this Plan and any sub-plans shall be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is or may be required by the provisions of any clawback policy implemented by the Company, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other clawback provision required by applicable law or the listing standards of any applicable stock exchange or national market system.

35.Lock-Up Agreement. In the event of any underwritten public offering of the Company’s securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Administrator shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection

Appendix B
with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

36.Stockholder Agreements/Investment Representations. As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Administrator may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Administrator may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

Important Notice Regarding the Availability of Proxy
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, and Notice of Meeting are available at www.proxyvote.com.
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PROXY
FLOTEK INDUSTRIES, INC.
2023 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2023

THE UNDERSIGNED SHAREHOLDER OF FLOTEK INDUSTRIES, INC. (the “Company”) HEREBY APPOINTS Bond Clement, Chief Financial Officer of the Company, and Andrew Carter, Senior Counsel of the Company, each of them, as proxyholders and attorneys-in-fact for and on his, her or its behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at 10:00 a.m. Central Time on June 7, 2023 at the Company’s headquarters, located at 8846 North Sam Houston Pkwy West, Suite 150, Houston, TX 77064, and at every adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment or postponement thereof. The shareholder hereby directs the proxyholder to vote the securities of the Company of the undersigned it is entitled to vote as specified herein.
This Proxy is being solicited by the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations and in the proxyholders discretion on any other matters that are properly presented at the Meeting or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side.)

Important Notice Regarding the Availability of Proxy

FLOTEK INDUSTRIES, INC. ATTN: Andrew Carter 8846 North Sam Houston Pkwy West, Suite 150 HOUSTON, TX 77064
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 6, 2023 for shares held directly and by 11:59 P.M. ET on June 7, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June, 6 2023 for shares held directly and by 11:59 P.M ET on June 7, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		FOR	AGAINST	ABSTAIN

ITEM 1:	Election of Directors
Nominees
Harsha V. Agadi
Evan Farber
Michael Fucci
Lisa Mayr
David Nierenberg
Matt D. Wilks

The Board of Directors recommends you vote FOR item 2:		FOR	AGAINST	ABSTAIN

ITEM 2:	Advisory vote to approve named executive officer compensation

The Board of Directors recommends you vote FOR items 3, 4 and 5		FOR	AGAINST	ABSTAIN

ITEM 3:	Ratification of appointment of KPMG as independent auditor for 2023

ITEM 4:	Approval of the issuance of common stock underlying the pre-funded warrant held by ProFrac Holdings II, LLC

ITEM 5:	Approval of amendments to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Note: Such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date